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                                                                     EXHIBIT 4.1

                                    INDENTURE

                                     Between

                               GREATER BAY BANCORP

                                       and

                            WILMINGTON TRUST COMPANY,
                                   AS TRUSTEE

                           Dated as of March 24, 2003

                             SENIOR DEBT SECURITIES

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                               GREATER BAY BANCORP

         RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939 AND
                      INDENTURE, DATED AS OF MARCH 24, 2003

  TRUST INDENTURE
    ACT SECTION                               INDENTURE SECTION

3.10(a)(1)                                           6.09
3.10(a)(2)                                           6.09
3.10(a)(3)                                           N/A
3.10(a)(4)                                           N/A
3.10(a)(5)                                           6.09
3.10(b)                                              6.08; 6.10
3.10(c)                                              N/A
3.11(a)                                              6.13(a)
3.11(b)                                              6.13(b)
                                                     7.03(a)(2);
3.11(b)(2)                                           7.03(b)
3.12(a)                                              7.01; 7.02(a)
3.12(b)                                              7.02(b)
3.12(c)                                              7.02(c)
3.13(a)                                              7.03(a)
3.13(b)                                              7.03(b)
3.13(c)                                              7.03(a), 7.03(b)
3.13(d)                                              7.03(c)
3.14(a)(1), (2) and (3)                              7.04
3.14(a)(4)                                           10.09
3.14(b)                                              N/A
3.14(c)(1)                                           1.02
3.14(c)(2)                                           1.02
3.14(c)(3)                                           N/A
3.14(d)                                              N/A
3.14(e)                                              1.02
3.14(f)                                              N/A
3.15(a)                                              6.01(a)
3.15(b)                                              6.02; 7.03(a)(6)
3.15(c)                                              6.10(b)
3.15(d)                                              6.10(c)
3.15(d)(1)                                           6.10(a)(1)
3.15(d)(2)                                           6.10(c)(2)
3.15(d)(3)                                           6.10(c)(3)
3.15(e)                                              5.14
3.16(a)                                              1.01
3.16(a)(1)(A)                                        5.02; 5.12
3.16(a)(1)(B)                                        5.13

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3.16(a)(2)                                           N/A
3.16(b)                                              5.08
3.16(c)                                              1.04
3.17(a)(1)                                           5.03
3.17(a)(2)                                           5.04
3.17(b)                                              10.03
3.18(a)                                              1.07

THIS RECONCILIATION AND TIE SHALL NOT, FOR ANY PURPOSE, BE DEEMED TO BE PART OF THE INDENTURE.

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                                Table of Contents

                                                                           Page
                                                                           ----

                                   ARTICLE I.

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

  Section 1.01        Definitions..............................................1
  Section 1.02        Compliance Certificates and Opinions.....................9
  Section 1.03        Form of Documents Delivered to Trustee..................10
  Section 1.04        Acts of Securityholders.................................10
  Section 1.05        Notices, etc., to Trustee and Company...................12
  Section 1.06        Notice to Securityholders; Waiver.......................12
  Section 1.07        Language of Notices, Etc................................13
  Section 1.08        Conflict with Trust Indenture Act.......................13
  Section 1.09        Effect of Headings and Table of Contents................14
  Section 1.10        Successors and Assigns..................................14
  Section 1.11        Separability Clause.....................................14
  Section 1.12        Benefits of Indenture...................................14
  Section 1.13        Governing Law...........................................14
  Section 1.14        Legal Holidays..........................................14
  Section 1.15        Judgment Currency; Payment to be in Proper Currency.....14
  Section 1.16        Moneys of Different Currencies to be Segregated.........15

                                   ARTICLE II.

                                 SECURITY FORMS

  Section 2.01        Forms Generally.........................................15
  Section 2.02        Form of Securities......................................16
  Section 2.03        Form of Trustee's Certificate of Authentication.........16

                                  ARTICLE III.

                                 THE SECURITIES

  Section 3.01        Title and Terms.........................................17
  Section 3.02        Denominations...........................................20
  Section 3.03        Execution, Authentication, Delivery and Dating..........20
  Section 3.04        Temporary Securities....................................22
  Section 3.05        Registration, Registration of Transfer and Exchange.....24
  Section 3.06        Mutilated, Destroyed, Lost and Stolen Securities........27
  Section 3.07        Payment of Interest; Interest Rights Preserved..........28
  Section 3.08        Persons Deemed Owners...................................29
  Section 3.09        Cancellation............................................30
  Section 3.10        Computation of Interest.................................30

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  Section 3.11        Forms of Certification..................................31
  Section 3.12        Payment in Currencies...................................31
  Section 3.13        CUSIP Numbers...........................................33

                                   ARTICLE IV.

                           SATISFACTION AND DISCHARGE

  Section 4.01        Satisfaction and Discharge of Indenture.................33
  Section 4.02        Application of Trust Money..............................35
  Section 4.03        Satisfaction, Discharge and Defeasance of
                      Securities of Any Series................................35
  Section 4.04        Repayment to Company....................................38
  Section 4.05        Reinstatement...........................................38

                                   ARTICLE V.

                                    REMEDIES

  Section 5.01        Events of Default.......................................38
  Section 5.02        Acceleration of Maturity; Rescission and Annulment......40
  Section 5.03        Collection of Indebtedness and Suits for
                      Enforcement by Trustee..................................41
  Section 5.04        Trustee May File Proofs of Claim........................42
  Section 5.05        Trustee May Enforce Claims Without Possession
                      of Securities...........................................42
  Section 5.06        Application of Money or Other Property Collected........43
  Section 5.07        Limitation on Suits.....................................43
  Section 5.08        Unconditional Right of Securityholders to
                      Receive Principal, Premium, Maturity
                      Consideration and Interest..............................44
  Section 5.09        Restoration of Rights and Remedies......................44
  Section 5.10        Rights and Remedies Cumulative..........................44
  Section 5.11        Delay or Omission Not Waiver............................45
  Section 5.12        Control by Holders......................................45
  Section 5.13        Waiver of Past Defaults.................................45
  Section 5.14        Undertaking for Costs...................................46
  Section 5.15        Waiver of Stay or Extension Laws........................46

                                   ARTICLE VI.

                                   THE TRUSTEE

  Section 6.01        Certain Duties and Responsibilities.....................46
  Section 6.02        Notice of Defaults......................................48
  Section 6.03        Certain Rights of Trustee...............................48
  Section 6.04        Not Responsible for Recitals or Issuance of
                      Securities..............................................49

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  Section 6.05        May Hold Securities.....................................49
  Section 6.06        Money or Other Property Held in Trust...................50
  Section 6.07        Compensation and Reimbursement..........................50
  Section 6.08        Disqualification; Conflicting Interests.................51
  Section 6.09        Corporate Trustee Required; Eligibility.................51
  Section 6.10        Resignation and Removal; Appointment of Successor.......52
  Section 6.11        Acceptance of Appointment by Successor..................53
  Section 6.12        Merger, Conversion, Consolidation or Succession to
                      Business of Trustee.....................................54
  Section 6.13        Preferential Collection of Claims Against Company.......55
  Section 6.14        Appointment of Authenticating Agent.....................55

                                  ARTICLE VII.

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

  Section 7.01        Company to Furnish Trustee Names and Addresses of
                      Holders.................................................57
  Section 7.02        Preservation of Information; Communications to
                      Holders.................................................57
  Section 7.03        Reports by Trustee......................................58
  Section 7.04        Reports by Company......................................58

                                  ARTICLE VIII.

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

  Section 8.01        Company May Consolidate, etc., Only on Certain Terms....59
  Section 8.02        Successor Corporation Substituted.......................60

                                   ARTICLE IX.

                             SUPPLEMENTAL INDENTURES

  Section 9.01        Supplemental Indentures Without Consent of
                      Securityholders.........................................61
  Section 9.02        Supplemental Indentures with Consent of
                      Securityholders.........................................62
  Section 9.03        Execution of Supplemental Indentures....................64
  Section 9.04        Effect of Supplemental Indentures.......................64
  Section 9.05        Conformity with Trust Indenture Act.....................64
  Section 9.06        Reference in Securities to Supplemental Indentures......64

                                   ARTICLE X.

                                    COVENANTS

  Section 10.01       Payment of Principal, Premium, if any, the Maturity
                      Consideration and Interest..............................64
  Section 10.02       Maintenance of Office or Agency.........................65

  Section 10.03       Money or Other Property for Securities Payments and
                      Deliveries to Be Held in Trust..........................66
  Section 10.04       Additional Amounts......................................67
  Section 10.05       Corporate Existence.....................................68
  Section 10.06       Maintenance of Properties...............................68
  Section 10.07       Payment of Taxes and Other Claims.......................69
  Section 10.08       Limitation on Sale, Issuance or Other Dispositions
                      of Voting Stock of Certain Subsidiaries.................69
  Section 10.09       Limitation Upon Liens on Certain Capital Stock..........71
  Section 10.10       Statement as to Compliance..............................71
  Section 10.11       Waiver of Certain Covenants.............................72
  Section 10.12       Calculation of Original Issue Discount..................72
  Section 10.13       Statement by Officers as to Default.....................72

                                   ARTICLE XI.

                            REDEMPTION OF SECURITIES

  Section 11.01       Applicability of Article................................72
  Section 11.02       Election to Redeem; Notice to Trustee...................72
  Section 11.03       Selection by Trustee of Securities to Be Redeemed.......73
  Section 11.04       Notice of Redemption....................................73
  Section 11.05       Deposit of Redemption Price.............................74
  Section 11.06       Securities Payable on Redemption Date...................74
  Section 11.07       Securities Redeemed in Part.............................75

                                  ARTICLE XII.

                                  SINKING FUNDS

  Section 12.01       Applicability of Article................................75
  Section 12.02       Satisfaction of Sinking Fund Payments with Securities...75
  Section 12.03       Redemption of Securities for Sinking Fund...............76

                                  ARTICLE XIII.

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

  Section 13.01       Exemption from Individual Liability.....................76

                                  ARTICLE XIV.

                                  MISCELLANEOUS

  Section 14.01       Counterparts............................................77

  ANNEX A             Additional Provisions Relating to Transfers in Certain
                      Situations
  EXHIBIT A           Form of Certificate to be Given by Person Entitled to
                      Receive Bearer Note Certificate
  EXHIBIT B           Form of Certificate to be Given by Euroclear and
                      Clearstream in Connection with the Exchange of a Portion
                      of a Temporary Global Note Certificate
  EXHIBIT C           Form of Certificate to be Given by Euroclear and
                      Clearstream to Obtain Interest Prior to an Exchange Date
                      Certificate
  EXHIBIT D           Form of Certificate to be Given by Beneficial Owners to
                      Obtain Interest Prior to an Exchange Date Certificate
  EXHIBIT E           Form of Transfer/Exchange Certificate for
                      Transfer/Exchange from Restricted Certificated Note to
                      Rule 144A Global Note
  EXHIBIT F           Form of Transfer/Exchange Certificate for
                      Transfer/Exchange from Restricted Certificated Note to
                      Regulation S Global Note
  EXHIBIT G           Form of Transfer/Exchange Certificate for
                      Transfer/Exchange from Restricted Certificated Note to
                      Unrestricted Global Note
  EXHIBIT H           Form of Transfer/Exchange Certificate for
                      Transfer/Exchange from Rule 144A Global Note to Regulation
                      S Global Note
  EXHIBIT I           Form of Transfer/Exchange Certificate for
                      Transfer/Exchange from Rule 144A Global Note to
                      Unrestricted Global Note
  EXHIBIT J           Form of Transfer/Exchange Certificate for
                      Transfer/Exchange from Regulation S Global Note to Rule
                      144A Global Note
  EXHIBIT K           Form of Letter to be Delivered by Institutional Accredited
                      Investors

        THIS INDENTURE is dated as of March 24, 2003 between GREATER BAY BANCORP, a corporation duly organized and existing under the laws of the State of California (herein called the "Company"), having its principal executive office at 2860 West Bayshore Road, Palo Alto, California 94303, and Wilmington Trust Company, a Delaware banking corporation (herein called the "Trustee"), having its principal corporate trust office located in Wilmington, Delaware.

                             RECITALS OF THE COMPANY

        The Company deems it necessary from time to time to issue its unsecured and unsubordinated debentures, notes or other evidence of indebtedness to be issued in one or more series (hereinafter called the "Securities") as hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

        All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

        NOW, THEREFORE, THIS INDENTURE WITNESSETH:

        For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed by the Company and by the Trustee, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

                                    ARTICLE I.

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

        Section 1.01    Definitions.

        For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

        (1) the terms defined in this Article have the meanings, assigned to them in this Article, and include the plural as well as the singular;

        (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

        (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

        (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

        Certain terms, used principally in Article Six, are defined in that Article.

        "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

        "Affiliate" means, with respect to a specified Person, (a) any Person directly or indirectly owning, controlling or holding with power to vote, 10% or more of the outstanding voting securities or other ownership interests of the specified Person, (b) any Person 10% or more of whose outstanding voting securities or other ownership interests are directly or indirectly owned, controlled or held with power to vote by the specified Person, (c) any Person directly or indirectly controlling, controlled by, or under common control with the specified Person, (d) a partnership in which the specified Person is a general partner, (e) any officer or director of the specified Person, and (f) if the specified Person is an individual, any entity of which the specified Person is an officer, director or general partner.

        "Authenticating Agent" with respect to any series of Securities means any Person authorized to act on behalf of the Trustee to authenticate Securities pursuant to Section 6.14.

        "Authorized Newspaper" means a newspaper, in an official language of the country of publication or in the English language, customarily published on each Business Day whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

        "Authorized Officer" means the Chairman of the Board, the Chief Executive Officer, the President, any Vice Chairman of the Board, the Chief Financial Officer, any Executive Vice President or Senior Vice President, the Treasurer, the Secretary, the Controller, any Assistant Controller, any Assistant Treasurer or any Assistant Secretary of the Company.

        "Bank" means (i) any institution organized under the laws of the United States, any State of the United States, the District of Columbia, any territory of the United States, Puerto Rico, Guam, American Samoa or the Virgin Islands which (a) accepts deposits that the depositor has a legal right to withdraw on demand, and (b) engages in the business of making commercial loans and (ii) any trust company organized under any of the foregoing laws.

        "Bearer Security" means any Security in the form established pursuant to
Section 2.02 which is payable to bearer.

        "Board of Directors" means either the board of directors of the Company, any duly authorized committee of that board or the Chief Financial Officer, any Executive Vice President or Senior Vice President of the Company duly authorized by the Board of Directors of the Company to take a specified action or make a specified determination.

        "Board Resolution" means a resolution duly adopted by the Board of Directors.

        "Business Day" means any day other than a Saturday or Sunday that is neither a legal holiday nor a day on which banking institutions are authorized or obligated by law, regulation or executive order to close in The City of New York or Wilmington, Delaware or (i) with respect to Securities denominated in a Foreign Currency, in the city specified in the Board Resolution pursuant to Section 3.01 or (ii) with respect to Securities which will bear interest based on a specified percentage of London interbank offered quotations, a day which is also a day on which banks in London, England are open for business (including dealings in foreign exchange and foreign currency deposits).

        "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or if at any time after the execution and delivery of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

        "Common Depository" has the meaning specified in Section 3.04.

        "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean any such successor Person.

        "Company Request" or "Company Order" mean, respectively, a written request or order signed in the name of the Company by any two Authorized Officers and delivered to the Trustee.

        "Components", with respect to a composite currency, means the currency amounts that are components of such composite currency on the conversion date with respect to such composite currency. After such conversion date if the official unit of any component currency is altered by way of combination or subdivision, the number of units of such currency in the Component shall be proportionately divided or multiplied. After such conversion date if two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of such consolidated component currencies expressed in such single currency, and such amount shall thereafter be a Component. If after such conversion date any component currency shall be divided into two or more currencies, the amount of such currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of such former component currency divided by the number of currencies into which such component currency was divided, and such amounts shall thereafter be Components.

        "Constituent Bank" means a Subsidiary which is a Bank.

        "Corporate Trust Office" means the corporate trust office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office, at the date of the execution of this Agreement, is located at 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

        "Corporation" includes corporations, associations, companies and business trusts.

        "Coupon" means any interest coupon appertaining to a Bearer Security.

        "Defaulted Interest" has the meaning specified in Section 3.07.

        "Euro" means the single currency of participating member states which was introduced on January 1, 1999 at the commencement of the third stage of European economic and monetary union pursuant to the Treaty establishing the European Communities as amended by the Treaty on European Union..

        "Event of Default" has the meaning specified in Section 5.01.

        "Exchange Date" has the meaning specified in Section 3.04.

        "Exchange Rate" means (a) if pursuant to Section 3.12(a) payment is to be made in U.S. dollars with respect to a Security denominated in a Foreign Currency, the highest firm bid quotation for U.S. dollars received by the Exchange Rate Agent at approximately 11:00 A.M., New York City time on the second Business Day preceding the applicable payment date (or, if no such rates are quoted on such date, the last date on which such rates were quoted), from three recognized foreign exchange dealers in The City of New York selected by the Exchange Rate Agent and approved by the Company (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Foreign Currency payable on such payment date in respect of all Securities denominated in such Foreign Currency and (b) if an Exchange Rate is to be computed for purposes of any provisions other than Section 3.12(a), the rate determined pursuant to the foregoing clause (a) on such date and at such time as may be specified in the relevant provision.

        In the case of clause (a) above, if no such bid quotations are available, payments pursuant to Section 3.12(a) will be made in the applicable Foreign Currency, unless such Foreign Currency is unavailable due to the imposition of exchange controls (or, in the case of a composite currency, such currency ceases to be used for the purposes for which it was established as provided in Section 3.12(d)) or other circumstances beyond the control of the Company, in which case the Company will be entitled to make payments in U.S. dollars on the basis of the Market Exchange Rate for such Foreign Currency.

        If for any reason any of the foregoing rates are not available with respect to one or more Foreign Currencies for which an Exchange Rate is required, the Company shall use the most recently available quotation of the Federal Reserve Bank of New York, or quotations from one or more commercial banks in The City of New York or in the country of issue of the Foreign Currency in question, or such other quotations as the Company, in each case, shall deem appropriate; provided, however, that if there is more than one market for dealing in any Foreign Currency by reason of foreign exchange regulations or otherwise, the market to be used for such quotations shall be the largest market upon which a nonresident issuer of securities designated in such Foreign Currency would purchase such Foreign Currency in order to make payments in respect of such securities.

        "Exchange Rate Agent" means the New York clearing house bank designated by the Company to act as such for any series of Securities for that series (with notice to the Trustee for that series), or any successor thereto, and may be the Trustee for that series.

        "Exchange Rate Officer's Certificate", with respect to any date for the payment of principal of (and premium, if any) and interest on any series of Securities, means a certificate signed by an officer of the Exchange Rate Agent and delivered to the Company and to the Trustee, setting forth (i) the applicable Market Exchange Rate or Exchange Rate and (ii) the U.S. dollar or Foreign Currency amount of principal (and premium, if any) and interest payable with respect to a Security of any series on the basis of the Market Exchange Rate or Exchange Rate, as the case may be (on an aggregate basis and on the basis of a Security having the lowest denomination principal amount pursuant to Section 3.02 in the relevant currency).

        "Foreign Currency" means a currency issued by the government of any country (other than a currency of the United States of America) or any composite currency based on the aggregate value of currencies of any group of countries.

        "Foreign Government Obligations" has the meaning specified in Section 4.03.

        "Holder", when used with respect to any Security, means a Securityholder.

        "Indenture" means with respect to each series of Securities for which a Person is acting as Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of any particular series of Securities for which such Person is Trustee established as contemplated by Section 3.01 exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

        "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

        "Interest Payment Date", when used with respect to any series of Securities, means the Stated Maturity of an installment of interest on such Security.

        "Judgment Currency" has the meaning specified in Section 1.15.

        "Market Exchange Rate" means (a) if pursuant to Section 3.12(d), payment is to be made in U.S. dollars with respect to a Security denominated in a Foreign Currency (other than a composite currency), the noon buying rate in The City of New York for cable transfers of such Foreign Currency as certified by the Federal Reserve Bank of New York on the second Business Day preceding the applicable payment date and (b) if pursuant to Section 3.12(d) payment is to be made in U.S. dollars with respect to a Security denominated in a composite currency, for each Component of such composite currency, the Market Exchange Rate determined pursuant to the foregoing clause (a) on the second Business Day preceding the applicable payment date.

        In the event a Market Exchange Rate as described in clause (a) or (b) above is not available, the Company will be entitled to make payments in U.S. dollars pursuant to Section 3.12(d) on the basis of the most recently available Market Exchange Rate for such Foreign Currency or each Component of such composite currency, as the case may be.

        "Maturity", when used with respect to any Security, means the date on which the principal or Maturity Consideration of such Security (or any installment of principal or Maturity Consideration) becomes due and payable or deliverable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

        "Maturity Consideration" means securities, which may be issued by the Company or another Person, or a combination of cash, such securities and/or other property that may be delivered to Holders of Securities of any series to satisfy the Company's obligations with regard to payment upon Maturity, or upon any redemption or required repurchase or in connection with any exchange provisions, or any interest payment.

        "New York Banking Day" has the meaning specified in Section 1.15.

        "Officers' Certificate" means a certificate signed by two Authorized Officers, one of whom must be the principal financial officer, and delivered to the Trustee. Each such certificate shall contain the statements set forth in
Section 1.02.

        "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be an employee of the Company, and who shall be acceptable to the Trustee.

        "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02.

        "Outstanding", when used with respect to a Security or Securities of any series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

        (i) such Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

        (ii) such Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee for such series or any Paying Agent in trust for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

        (iii) such Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a protected purchaser (within the meaning of Article 8 of the Uniform Commercial Code) in whose hands such Securities are valid obligations of the Company;

        provided, however, that in determining whether the Holders of the requisite principal amount of such Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of Original Issue Discount Securities that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02 and Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which are registered in the Security Register in the name of the Company, any obligor stated to be so obligated on such Securities or any Affiliate of the Company or such obligor which is listed as such on an Officers' Certificate delivered to the Trustee for that series shall be disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor. The Trustee shall be entitled to rely upon an Officers' Certificate as conclusive evidence regarding the ownership or pledge of Securities by the Company or any Affiliate of the Company.

        "Paying Agent" means with respect to any series of Securities, any Person authorized by the Company to pay or deliver the principal of (and premium, if any), Maturity Consideration or interest on, any Securities of that series on behalf of the Company.

        "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        "Place of Payment", when used with respect to the Securities of any series, means the place or places where, subject to the provisions of Section 10.02, the principal of (and premium, if any), Maturity Consideration and interest on the Securities of that series are payable or deliverable as specified in accordance with Section 3.01.

        "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

        "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

        "Redemption Price", when used with respect to any Security to be redeemed, means the price or Maturity Consideration specified in such Security at which it is to be redeemed pursuant to this Indenture.

        "Registered Security" means any Security in the form established pursuant to Section 2.01 which is registered in the Security Register.

        "Regular Record Date" for the interest payable on any Security on any Interest Payment Date means the date, if any, specified in such Security as the "Regular Record Date".

        "Required Currency" means the currency in which principal of (and premium, if any), Maturity Consideration and interest on a Security is payable pursuant to Section 3.12.

        "Responsible Officer", means, when used with respect to the Trustee, an officer within the corporate trust department who has direct responsibility for the administration of this Indenture and any other officer of the Trustee to whom corporate trust matters are referred because of his knowledge of and familiarity with the particular subject.

        "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

        "Securityholder" means, in the case of a Registered Security, the Person in whose name the Security is registered in the Security Register and, in the case of a Bearer Security (or any temporary global Security in bearer form), the bearer thereof and, when used with respect to any coupon, the bearer thereof.

        "Security Register", "Security Registrar" and "Co-Security Registrar" have the respective meanings specified in Section 3.05.

        "Special Record Date" for the payment of any Defaulted Interest (as defined in Section 3.07) means a date fixed by the Trustee pursuant to Section 3.07.

        "Specified Currency" means the currency in which the Securities of any series are denominated.

        "Stated Maturity", when used with respect to any Security, or any installment of principal, Maturity Consideration thereof or interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal or Maturity Consideration of such Security, or such installment of principal, Maturity Consideration or interest, is due and payable or deliverable.

        "Subsidiary" means a Corporation more than 50% of the Voting Stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries or by the Company and one or more other Subsidiaries.

        "Trustee" means the Person named as "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to the securities of that series.

        "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this instrument was executed, except as provided in Section 9.05.

        "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

        "United States Alien" means any Person who, for United States federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien subsidiary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

        "U.S. Government Obligations" has the meaning specified in Section 4.03.

        "Vice President", when used with respect to the Company or a Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

        "Voting Stock" means stock of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the Board of Directors, managers or trustees of such Corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

        Section 1.02    Compliance Certificates and Opinions.

        Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including any covenants, compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel that such action is authorized or permitted under this Indenture and that all such conditions precedent (including any covenants, compliance with which constitutes a condition precedent), if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

        Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than annual certificates provided pursuant to Section 10.10) shall include:

        (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

        (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

        (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

        (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

        Section 1.03    Form of Documents Delivered to Trustee.

        In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

        Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

        Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

        Section 1.04    Acts of Securityholders.

        (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders of any series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

        (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the Person executing the same. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be provided in any other manner which the Trustee deems sufficient.

        (c) The ownership of Registered Securities shall be proved by the Security Register.

        (d) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depository, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Security, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or
(4) such Bearer Security is no longer Outstanding.

        (e) The fact and date of execution of any such instrument or writing, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

        (f) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof or the Holder of any Predecessor Security, in respect of any action taken, suffered or omitted by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

        (g) For purposes of determining the principal amount of Outstanding Securities of any series, or if such Outstanding Securities are not payable at Maturity for a fixed principal amount, the issue price of Outstanding Securities of any series, the Securityholders of which are required, requested or permitted to give any request, demand, authorization, direction, notice, consent, waiver or take any other Act under the Indenture, each Security denominated in a Foreign Currency shall be deemed to have a principal amount or issue price determined by converting the principal amount or issue price of such Security in the currency or currencies in which such Security is denominated into U.S. dollars at the Exchange Rate(s) as of 9:00 A.M. New York City time as determined by an Exchange Rate Agent (as evidenced by a certificate of such Exchange Rate Agent) on the date such Act is delivered to the Trustee pursuant to Section 1.04(a). Any such determination by the Company or an Exchange Rate Agent shall be conclusive and binding on the Holders and the Trustee for such series, and neither the Company nor such Exchange Rate Agent shall be liable therefor in the absence of bad faith.

        (h) The Company may, but shall not be obligated to, set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture. If a record date is fixed, those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date. No such vote or consent shall be valid or effective for more than 120 days after such record date.

        Section 1.05    Notices, etc., to Trustee and Company.

        Any request, demand, authorization, direction, notice, consent, waiver or Act of Securityholders or other document provided or permitted by this Indenture to be made upon, given or delivered to, or filed with,

                        (1) the Trustee by any Securityholder or by the Company shall be sufficient for every purpose hereunder if made, given, delivered or filed in writing to or with the Trustee and received at its Corporate Trust Office; or

                        (2) the Company by any Securityholder or the Trustee shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its Secretary at the address of its principal office specified in the first paragraph of this Indenture, or at any other address previously furnished in writing to the Trustee by the Company.

        Section 1.06    Notice to Securityholders; Waiver.

        Where this Indenture or any Security provides for notice to Holders of any series of Securities of any event:

                        (1) such notice shall be sufficiently given (unless otherwise herein, or in such Security, expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice;

                        (2) such notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in The City of New York and, if the Securities of such series are then listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited and such stock exchange shall so require, in London and, if the Security of such series are then listed on the Luxembourg Stock Exchange and such stock exchange shall so require, in Luxembourg and, if the Security of such series are then listed on any other stock exchange and such stock exchange shall so require, in any other required city outside the United States or, if not practicable, elsewhere in Europe on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice; it being understood that the Company shall notify the Trustee of any of the foregoing requirements a reasonable amount of time prior to the date on which such notice must be given (but in no event less than five Business Days).

        In case by reason of the suspension of regular mail service in the applicable country or countries or by reason of any other case it shall be impracticable to give such notice to Holders of Registered Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice by publication to Holders of Bearer Securities given as provided above.

        In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

        Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Such waivers of notice by Securityholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

        Section 1.07    Language of Notices, Etc.

        Any request, demand, authorization, direction, notice, consent, or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication, as may be specified in a form of Security or, in the absence of such specification, as directed in writing by the Company.

        Section 1.08    Conflict with Trust Indenture Act.

        If and to the extent that any provision hereof limits, qualifies or conflicts with the duties imposed by any of Section 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c) thereof, such imposed duties shall control.

        Section 1.09    Effect of Headings and Table of Contents.

        The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        Section 1.10    Successors and Assigns.

        All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

        Section 1.11    Separability Clause.

        In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        Section 1.12    Benefits of Indenture.

        Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

        Section 1.13    Governing Law.

        This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles thereof.

        Section 1.14    Legal Holidays.

        In any case where any Interest Payment Date, Stated Maturity or Redemption Date of any Security or any date on which any Defaulted Interest is proposed to be paid or delivered shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Securities or this Indenture) payment or delivery of the principal of (and premium, if any), Maturity Consideration or interest on any Securities need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day, or such other Business Day as may be specified in an Officers' Certificate delivered to the appropriate Trustee pursuant to Section 3.01 hereof, at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Stated Maturity or Redemption Date or on the date on which Defaulted Interest is proposed to be paid or delivered, and, if such payment or delivery is made, no interest shall accrue on such payment or delivery for the period from and after any such Interest Payment Date, Stated Maturity, Redemption Date or on the date on which Defaulted Interest is proposed to be paid or delivered, as the case may be.

        Section 1.15    Judgment Currency; Payment to be in Proper Currency.

        Each reference in any Security to any currency shall be of the essence. Subject to Section 3.12(d), the Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum or amount of Maturity Consideration due or payable in respect of the principal of (and premium, if any), Maturity Consideration or interest on the Securities of any series in a Specified Currency into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the Exchange Rate (as determined by the Exchange Rate Agent) as of 11:00 A.M. New York City time on the New York Banking Day immediately preceding that on which final unappealable judgment is given and (b) its obligations to make any payment or delivery of principal of (and premium, if any), Maturity Consideration and interest on any Security (i) shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, either pursuant to any judgment (whether or not entered in accordance with subsection
(a) above) or otherwise, in any currency other than the Required Currency, except to the extent that any such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering, in the Required Currency, the amount, if any, by which such timely holding shall fall short of the full amount of the Required Currency so expressed to be then due and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or required by law or executive order to close. Except as permitted under Section 3.12(d), if any such tender or recovery is in a currency other than the Required Currency, the Trustee for the series may take such actions as it considers appropriate to exchange such currency for the Required Currency; provided, however, that the Trustee shall have no obligation to make any payment in any currency other than the currency tendered to or recovered by such Trustee. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, and the Company shall remain fully liable for any shortfall or delinquency in the full amount of the Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor. The Company hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of the Required Currency then due and payable.

        Section 1.16    Moneys of Different Currencies to be Segregated.

        The Trustee shall, to the extent required by law, segregate all moneys, funds and accounts held by the Trustee hereunder in one currency from any moneys, funds and accounts in any other currencies, notwithstanding any provision herein which would otherwise permit the Trustee to commingle such moneys, funds and accounts.

                                  ARTICLE II.

                                 SECURITY FORMS

        Section 2.01    Forms Generally.

        The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.03 for the authentication and delivery of such Securities. If temporary Securities of any series are issued in global form as permitted by Section 3.04, the form thereof also shall be established as provided in the preceding sentence.

        The Trustee's certificate of authentication shall be in substantially the form set forth in this Article.

        Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, the Securities of each series shall be issuable in registered form without coupons. If so provided as contemplated by Section 3.01, the Securities of a series shall be issuable solely in bearer form, or in both registered and bearer form. Unless otherwise specified as contemplated by
Section 3.01, Securities in bearer form shall have interest coupons attached.

        The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

        Section 2.02    Form of Securities.

        Each Security shall be in one of the forms approved from time to time by or pursuant to a Board Resolution. Upon or prior to the delivery of a Security in any such form to the Trustee for authentication, the Company shall deliver to the Trustee the following:

                        (1) the Board Resolution by or pursuant to which such form of Security has been approved, certified by the Secretary or an Assistant Secretary of the Company;

                        (2)     the Officers' Certificate required by Section
                3.01 of this Indenture;

                        (3) the Company Order required by Section 3.03 of this Indenture; and

                        (4) the Opinion of Counsel required by Section 3.03 of this Indenture.

        Section 2.03    Form of Trustee's Certificate of Authentication.

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is one of the Securities of the series designated herein referred to in the within mentioned Indenture.

                                                WILMINGTON TRUST COMPANY,
                                                      as Trustee

                                                By
                                                  -----------------------------
                                                   Authorized Officer

                                  ARTICLE III.

                                 THE SECURITIES

        Section 3.01    Title and Terms.

        The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued up to the aggregate principal amount of Securities from time to time authorized by or pursuant to a Board Resolution.

        The Securities may be issued in one or more series. All Securities of each series issued under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof with respect to such series without preference, priority or distinction on account of the actual time or times of the authentication and delivery or Maturity of the Securities of such series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, reasonably acceptable to the Trustee, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                        (1) the title of the Securities, including CUSIP numbers, of the series (which shall distinguish the Securities of the series from all other Securities);

                        (2) the Trustee for the Securities of the series (which Trustee shall be the Trustee named herein or a successor Trustee appointed in accordance with the terms of this Indenture);

                        (3) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to this Article Three or Sections 9.06 or 11.07);

                        (4) the date or dates on which the principal or Maturity Consideration of the Securities of the series is payable or deliverable;

                        (5) the rate or rates, or the method to be used in ascertaining the rate or rates, at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable or deliverable and the Regular Record Date for the interest payable or deliverable on any Interest Payment Date;

                        (6) the place or places where, subject to the provisions of Section 10.02, the principal of (and premium, if any), Maturity Consideration and interest, if any, on Securities of the series shall be payable or deliverable;

                        (7) the office or offices or agency where the Registered Securities may be presented for registration of transfer or exchange and the place or places where notices and demands to or upon the Company in respect of the Securities of such series may be made;

                        (8) the period or periods within which, the price, prices or Maturity Consideration at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                        (9) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of such series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                        (10) the denominations in which Securities of the series shall be issuable;

                        (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable or deliverable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02;

                        (12) (A) the currency of denomination of the Securities of the series, which may be in U.S. dollars or any Foreign Currency, (B) if such currency of denomination of such series is a composite currency other than the Euro, the agency or organization, if any, responsible for overseeing such composite currency and (C) if such Securities are denominated in a Foreign Currency, the financial center relative to such Foreign Currency;

                        (13) the designation of the currency or currencies in which payment of the principal of (and premium, if any) and interest on the Securities of the series will be made (which shall be either U.S. dollars or the Foreign Currency in which such Security is denominated), and if in U.S. dollars on a Security denominated in a Foreign Currency, whether the Holders thereof may elect to have such payments made in such Foreign Currency;

                        (14) if the Securities of the series are to be denominated in a Foreign Currency, the designation of an Exchange Rate Agent for purposes of determining the amounts payable or deliverable with respect to such Securities in U.S. dollars or a Foreign Currency and exchanging a Foreign Currency into U.S. dollars or U.S. dollars into a Foreign Currency, as the case may be;

                        (15) if the amount of payments of principal of (and premium, if any), Maturity Consideration or interest, if any, on the Securities of the series may be determined with reference to an index based on a coin or currency other than that in which the Securities are stated to be payable or deliverable, the method or methods by which such amounts shall be determined;

                        (16) the extent to which any of the Securities will be issuable in temporary or permanent global form, and the manner in which any interest payable or deliverable on a temporary or permanent global Security shall be paid or delivered;

                        (17) any addition to or modification or deletion of any Event of Default or covenants of the Company with respect to the Securities of such series whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

                        (18) any covenant solely for the benefit of the Securities of the series;

                        (19) the applicability of Section 4.03 of this Indenture to the Securities of the series;

                        (20) the appointment of any Paying Agent or Agents for the Securities of such series;

                        (21) whether, and the terms and conditions relating to when the Company may satisfy all or part of its obligations with regard to payment or delivery upon Maturity, or any redemption or required repurchase or in connection with any exchange provisions, or any interest payment, by paying or delivering Maturity Consideration to the Holders of the Securities;

                        (22) any restrictions on transfer of the Securities of the series;

                        (23) any legends to be placed on the Securities of the series;

                        (24) whether the Securities of the series may be issued in registered form, bearer form or a combination;

                        (25) whether Securities shall vote and consent together with other Securities as a single class and/or shall constitute a single series with other Securities;

                        (26) whether the Securities are subject to the additional provisions relating to book-entry securities and transfers in certain situations set forth in Annex A attached hereto; and

                        (27) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

        All Securities of any one series and the coupons appertaining to Bearer Securities of such series, if any, shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

        At the option of the Company, interest on the Securities of any series that bears interest may be paid by mailing a check to the address of the Person entitled thereto as such address shall appear in the Security Register.

        If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee for such series at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

        Section 3.02    Denominations.

        The Securities of each series shall be issuable in such form and denominations as shall be specified as contemplated by Section 3.01. In the absence of any specification with respect to the Securities of any series, the Registered Securities of such series shall be issuable only as Securities without coupons in minimum denominations of $1,000 and any integral multiple of $1,000 in excess thereof and the Bearer Securities of each series, if any, shall be issuable with coupons and in denominations of $10,000 and $50,000.

        Section 3.03    Execution, Authentication, Delivery and Dating.

        The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, one of its Vice Chairmen, the Chief Financial Officer or one of its Executive Vice Presidents or Senior Vice Presidents or Secretary. The signature of any or all of these officers on the Securities may be manual or facsimile. Coupons shall bear the facsimile signature of the Company's Chairman of the Board, its Chief Executive Officer, its President, a Vice Chairman of the Board, its Chief Financial Officer, one of its Executive Vice Presidents or Senior Vice Presidents or Secretary or the Treasurer.

        Securities and coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

        At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any coupons appertaining thereto, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities and such other documents as the Trustee may reasonably request, and such Trustee in accordance with the Company Order and subject to the provisions hereof shall authenticate and deliver such Securities as provided in this Indenture and not otherwise; provided, however, that, in connection with its original issuance, no Bearer

Security shall be mailed or otherwise delivered to any location in the United States; and provided, further, that a definitive Bearer Security may be delivered in connection with its original issuance only if the Person entitled to receive such Bearer Security shall have delivered to the Trustee, or such other Person as shall be specified in a temporary global Security delivered pursuant to Section 3.04, a certificate in the form required by Section 3.11(1).

        In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel complying with Section
1.02 and stating that:

        (a) the form of such securities has been established in conformity with the provisions of this Indenture;

        (b) the terms of such Securities have been established in conformity with the provisions of this Indenture;

        (c) all conditions precedent to the authentication and delivery of such Securities have been complied with and that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general principles of equity; and

        (d)     such other matters as the Trustee may reasonably request.

        The Trustee shall not be required to authenticate such Securities if the issuance of such Securities pursuant to this Indenture will adversely affect such Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to such Trustee.

        Notwithstanding the generality of the foregoing, the Trustee will not be required to authenticate Securities denominated in a Foreign Currency if the Trustee reasonably believes that it would be unable to perform its duties with respect to such Securities.

        Each Registered Security shall be dated the date of its authentication; and unless otherwise specified as contemplated by Section 3.01, each Bearer Security and any temporary global Security referred to in Section 3.04 shall be dated as of the date of issuance of such Security.

        No Security or coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09 together with a written statement (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued or sold by the Company, for all purposes of this Indenture, such Security shall be deemed never to have been authenticated and delivered under this Indenture and shall never be entitled to the benefits of this Indenture.

        Section 3.04    Temporary Securities.

        Pending the preparation of definitive Securities of any series, the Company may execute, and upon delivery of a Company Order the Trustee for such series shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued in registered form or, if authorized, in bearer form with one or more coupons or without coupons and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. In the case of any series which may be issuable as Bearer Securities, such temporary Securities may be in global form, representing such of the Outstanding Securities of such series as shall be specified therein.

        Except in the case of temporary Securities in global form, each of which shall be exchanged in accordance with the provisions of the following paragraph, if temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of such series of authorized denominations provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided, further, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 3.03. Until so exchanged the, temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

        If temporary Securities of any series are issued in global form, any such temporary global Security shall, unless otherwise provided in such temporary global Security, be delivered to the London office of a depository or common depository (the "Common Depository"), as directed by the Company, for the benefit of the operator of the Euroclear System ("Euroclear") and Clearstream Banking, societe anonyme ("Clearstream"), for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct). Upon receipt of a Company Order, the Trustee or any Authenticating Agent shall authenticate such temporary global Security and make such indication to reflect the initial principal amount, or an increase in the principal amount, of Outstanding Securities represented thereby. Until such initial authentication, such temporary global Security shall not evidence any obligation of the Company. Such temporary global Security shall at any time represent the aggregate principal amount of Outstanding Securities theretofore indicated thereon as provided above, subject to reduction to reflect exchanges as described below.

        Unless otherwise specified in such temporary global Security, and subject to the second proviso in the following paragraph, the interest of a beneficial owner of Securities in a series in a temporary global Security shall be exchanged for definitive Securities of such series and of like tenor following the Exchange Date when the account holder instructs Euroclear or Clearstream, as the case may be, to request such exchange on his behalf and delivers to Euroclear or Clearstream, as the case may be, a certificate in the form required by Section 3.12(1), dated no earlier than fifteen days prior the Exchange Date, copies of which certificate shall be available from the offices of Euroclear and Clearstream, the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that the Company may charge any Person receiving definitive Securities for the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euroclear or Clearstream.

        Without unnecessary delay but in any event not later than one Business Day prior to the date specified in, or determined pursuant to the terms of, any such temporary global Security as the "Exchange Date" (the "Exchange Date"), the Company shall deliver to the Trustee, or, if the Trustee appoints an Authenticating Agent pursuant to Section 6.14, to any such Authenticating Agent, definitive Securities in aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Company. Unless otherwise specified as contemplated by Section 3.01, such definitive Securities shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as may be specified by the Company to the Trustee or any such Authenticating Agent, as may be appropriate. On or after the Exchange Date, such temporary global Security shall be surrendered by the Common Depository to the Trustee or any such Authenticating Agent, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge to the Common Depository and the Trustee or any such Authenticating Agent shall authenticate and deliver, in exchange for each portion of such temporary global Securities, an equal aggregate principal amount of definitive Securities of the same series, of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged, which, except as otherwise specified as contemplated by Section 3.01, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that, unless otherwise specified in such temporary global Security, upon such presentation by the Common Depository, such temporary global Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by Clearstream, as to the portion of such temporary global Security held for its account then to be exchanged, each in the form required by Section 3.11(2); and provided, further, that a definitive Bearer Security shall be delivered in exchange for a portion of a temporary global Security only in compliance with the conditions set forth in Section 3.03.

        Upon any exchange of a portion of any such temporary global Security, the Trustee or any such Authenticating Agent or the Common Depository, as the case may be, shall indicate upon such temporary global Security, the amount of such exchange to reflect the reduction of the principal amount evidenced thereby, whereupon its remaining principal amount shall be reduced for all purposes by the amount so exchanged. Until so exchanged in full, such temporary global Security shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by
Section 3.01, interest payable on such temporary global Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable, without interest, to Euroclear and Clearstream on or after such Interest Payment Date upon delivery by Euroclear and Clearstream to the Trustee or such Authenticating Agent, as the case may be, of a certificate or certificates in the form required by Section 3.11(3), for credit on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date and who have each delivered to Euroclear or Clearstream, as the case may be, a certificate in the form required by Section 3.11(4).

        Section 3.05    Registration, Registration of Transfer and Exchange.

        With respect to Registered Securities, the Company shall keep or cause to be kept at the office of the Security Registrar designated pursuant to this
Section 3.05 or Section 10.02 a register (being the combined register of the Security Registrar and all Co-Security Registrars and herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and the registration of transfers of Securities and the Company shall appoint a Security Registrar, and any Co-Security Registrar as may be appropriate, to keep the Security Register. The Trustee is hereby initially appointed Security Registrar with respect to the series of Securities for which it is acting as Trustee. Such Security Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such Security Register shall be available for inspection by the Trustee at the office of the Security Registrar. In the event that any Registered Securities issued hereunder have Wilmington, Delaware as a Place of Payment, the Company shall appoint either a Security Registrar or Co-Security Registrar located in Wilmington, Delaware.

        Upon surrender for registration of transfer by the Securityholder of any Registered Security of any series at the office or agency of the Company in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and Stated Maturity.

        At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series, of any authorized denominations and of like aggregate principal amount and Stated Maturity, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Securityholder making the exchange is entitled to receive.

        Registered Securities may not be exchanged for Bearer Securities. Bearer Securities may not be exchanged for Bearer Securities of other authorized denominations.

        At the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default appertaining thereto. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment from the Company; provided, however, that interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency of a Paying Agent located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be.

        Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

        Notwithstanding the foregoing, except as otherwise provided in or pursuant to this Indenture, any global Security shall be exchangeable for definitive Securities only if (i) the depositary notifies the Company that it is unwilling, unable or ineligible to continue as depositary and a successor depositary is not appointed by the Company within 90 days of the date the Company is so informed in writing, (ii) the depository ceases to be a "clearing agency" under the Securities Exchange Act of 1934, as amended, (iii) the Company, at its option, executes and delivers to the Trustee a Company Order to the effect that such global Security shall be so exchangeable into definitive securities, or (iv) an Event of Default has occurred and is continuing with respect to the Securities. If the beneficial owners of interests in a global Security are entitled to exchange such interests for definitive Securities, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities in such form and denominations as are required by or pursuant to this Indenture, and of the same series, containing identical terms and in aggregate principal amount equal to the principal amount of such global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such global Security shall be surrendered from time to time by the depositary as shall be specified in the Company Order with respect thereto, and in accordance with instructions given to the Trustee and the depositary (which instructions shall be in writing, but need not be contained in or accompanied by an Officers' Certificate or be accompanied by an opinion of Counsel but upon which the Trustee may conclusively rely and shall be protected in acting upon in accordance with Section 6.03 hereof), as shall be specified in the Company order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities as described above without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such global Security to be exchanged; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of the same series to be redeemed and ending on the relevant Redemption Date; and provided, further, that (unless otherwise provided in or pursuant to this Indenture) no Bearer Security delivered in exchange for a portion of a global Security shall be mailed or otherwise delivered to any location in the United States. Promptly following any such exchange in part, such global Security shall be returned by the Trustee to the depositary in accordance with the instructions of the Company referred to above. If a Registered Security is issued in exchange for any portion of a global Security after the close of business at the office or agency of such global Security where such exchange occurs on or after (i) any Regular Record Date for such Security and before the opening of business at such office or agency on the next Interest Payment Date, or (ii) any Special Record Date for such Security and before the opening of business at such office or agency on the related proposed date for payment of interest or Default Interest, as the case may be, interest shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but shall be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such global Security shall be payable in accordance with the provisions of this Indenture.

        All Securities issued upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

        Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Security Registrar or the Co-Security Registrar for the series) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar or the Co-Security Registrar for the series duly executed, by the Holder thereof or his attorney duly authorized in writing.

        Unless otherwise provided in the Securities to be transferred or exchanged, no service charge shall be made to the Holder for any registration of transfer or exchange of Securities, but the Company may (unless otherwise provided in such Securities) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06 or 11.07 not involving any transfer.

        None of the Company, the Security Registrar nor any Co-Security Registrar shall be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section
11.03 and ending at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption of Registered Securities of such series so selected for redemption, or (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer or exchange of any Securities so selected for redemption in whole or in part.

        Section 3.06    Mutilated, Destroyed, Lost and Stolen Securities.

        If (i) any mutilated Security or Security with a mutilated coupon, surrendered to the Trustee or the Security Registrar, or if the Company, the Trustee and the Security Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Security or coupon, and (ii) there is delivered to the Company, the Trustee and the Security Registrar such Security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company, the Trustee or the Security Registrar that such Security has been acquired by a protected purchaser (within the meaning of Article 8 of the Uniform Commercial Code), the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such mutilated, destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series and Stated Maturity and of like tenor and principal amount, bearing a number not contemporaneously outstanding and, if applicable, with coupons corresponding to the coupons appertaining thereto.

        In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or deliver the Maturity Consideration deliverable thereon; provided, however, that payment of principal of (and premium, if any), Maturity Consideration and any interest on Bearer Securities shall be payable only at an office or agency located outside the United States, and, in the case of interest, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of the coupons appertaining thereto.

        Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of such Trustee) connected therewith.

        Every new Security of any series, with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security or in exchange for a Security with a destroyed, lost or stolen coupon, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupons shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series and their coupons, if any, duly issued hereunder.

        The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

        Section 3.07    Payment of Interest; Interest Rights Preserved.

        Unless otherwise provided, as contemplated by Section 3.01, interest on any Registered Security which is payable or deliverable, and is punctually paid, delivered or duly provided for, on any Interest Payment Date shall unless otherwise provided in such Security be paid or delivered to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business of the Regular Record Date for such interest, provided, however, that in the case of a Registered Security originally issued between a Regular Record Date and the Interest Payment Date or on an Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the date of issue and ending on such Interest Payment Date shall be paid or delivered on the next succeeding Interest Payment Date to the Person in whose name such Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date with respect to such succeeding Interest Payment Date. Unless otherwise specified as contemplated by Section 3.01, in case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency referred to in Section 3.05) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable or deliverable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable or deliverable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

        Any interest on any Registered Security of any series which is payable or deliverable, but is not punctually paid, delivered or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable or deliverable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid or delivered by the Company, at its election in each case, as provided in clause (1) or (2) below:

                        (1) The Company may elect to make payment or delivery of any Defaulted Interest to the Persons in whose names any such Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment or delivery of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid or delivered on each Registered Security of such series and the date of the proposed payment or delivery, and at the same time the Company shall deposit with the Trustee an amount of money or other property equal to the aggregate amount proposed to be paid or delivered in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment or delivery, such money or other property when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause. Thereupon the Trustee shall fix a Special Record Date for the payment or delivery of such Defaulted Interest which shall be not more than 15 days nor less than 10 days prior to the date of the proposed payment or delivery and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment or delivery. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment or delivery of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment or delivery of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid or delivered to the Persons in whose names such Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable or deliverable pursuant to the following clause (2). In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date of payment or delivery of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date for payment or delivery and Defaulted Interest will not be payable or deliverable on such proposed date for payment or delivery in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

                        (2) The Company may make payment or delivery of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities, with respect to which there exists such default, may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment or delivery pursuant to this Clause, such manner of payment shall be deemed practicable by such Trustee.

        Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of, or in exchange for, or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

        Section 3.08    Persons Deemed Owners.

        Title to any Bearer Security, any coupons appertaining thereto and any temporary global Security in bearer form shall pass by delivery.

        Prior to due presentment of a Security of any series for registration of transfer of any Registered Security , the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment or delivery of principal of (and premium, if any), Maturity Consideration in respect of, and (subject to Section 3.07) interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

        The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon, as the case may be, as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

        No holder of any beneficial interest in any global Security held on its behalf by a depositary shall have any rights under this Indenture with respect to such global Security, and such depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the owner of such global security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by a depositary or impair, as between a depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of rights of the depositary (or its nominee) as Holder of any Security.

        Section 3.09    Cancellation.

        All Securities and coupons surrendered for payment, registration of transfer, exchange, repayment, redemption or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered or surrendered directly to the Trustee for any such purpose, shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture or such Securities. All canceled Securities or coupons held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and the Trustee shall deliver a certificate of such disposition to the Company, if requested by the Company in writing.

        Section 3.10    Computation of Interest.

        Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

        Section 3.11    Forms of Certification.

        (1) Whenever any provision of this Indenture or the forms of Securities contemplate that certifications be given by a Person entitled to receive a Bearer Security, such certification shall be provided substantially in the form of Exhibit A hereto, with only such changes as shall be approved by the Company.

        (2) Whenever any provision of this Indenture or the forms of Securities contemplate that certification be given by Euroclear and Clearstream in connection with the exchange of a portion of a temporary global Security, such certification shall be provided substantially in the form of Exhibit B hereto, with only such changes as shall be approved by the Company.

        (3) Whenever any provision of the Indenture or the forms of Securities contemplate that certification be given by Euroclear and Clearstream in connection with payment of interest with respect to a temporary global Security prior to the related Exchange Date, such certification shall be provided substantially in the form of Exhibit C hereto, with only such changes as shall be approved by the Company.

        (4) Whenever any provision of the Indenture or the forms of securities contemplate that certification be given by a beneficial owner of a portion of a temporary global Security in connection with payment or delivery of interest in respect to a temporary global Security prior to the related Exchange Date, such certification shall be provided substantially in the form of Exhibit D hereto, with only such changes as shall be approved by the Company.

        Section 3.12    Payment in Currencies.

        (a) Unless otherwise provided in Section 3.01 hereof, subject to subsection (b) hereof, payment of the principal of (and premium, if any), Maturity Consideration if the Maturity Consideration is to be satisfied by a cash payment and interest on the Securities of any series, whether or not denominated in a Foreign Currency pursuant to Section 3.01 shall be made in U.S. dollars. If a series of Securities is denominated in a Foreign Currency, the amount receivable in U.S. dollars by the Holders of such series shall be determined as provided in Section 3.12(c).

        (b) If authorized pursuant to Section 3.01, any Holder of a Security of a series of Securities denominated in a Foreign Currency may elect to receive payments in the Foreign Currency in which such Security is denominated pursuant to Section 3.01. A Holder may make such election by delivering to the Trustee a written notice thereof, in such form as may be acceptable to such Trustee, not later than the close of business on the Regular Record Date or Special Record Date, as the case may be, immediately preceding the applicable Interest Payment Date or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be. Such election shall remain in effect with respect to such Holder until such Holder delivers to such Trustee a written notice rescinding such election; provided, however, that any such notice must be delivered to such Trustee not later than the close of business on the Regular Record Date or Special Record Date, as the case may be, immediately preceding the next Interest Payment Date or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be, in order to be effective for the payment to be made thereon; and provided, further, that no such rescission may be made with respect to payments to be made on any Security with respect to which notice of redemption has been given by the Company pursuant to Article Eleven. The Trustee will advise the Company, in writing, of the aggregate amount payable in a Foreign Currency pursuant to an election under this subsection (b).

        (c) For each series of securities denominated in a Foreign Currency, the Exchange Rate Agent shall deliver to the Company and to the Trustee, by personal delivery, telecopy, or other means reasonably acceptable to such Trustee and the Company, not later than the close of business on the second Business Day prior to the date each payment is required to be made with respect to the Securities of such series, a copy of the Exchange Rate Officer's Certificate relating to each such Foreign Currency. Payments in U.S. dollars pursuant to Section 3.12(a) shall be equal to the sum obtained by converting the specified Foreign Currency, which is to be paid in U.S. dollars pursuant to
Section 3.12(a), at the applicable Exchange Rate or Market Exchange Rate set forth in such Exchange Rate Officer's Certificate.

        (d) If the Foreign Currency, other than a composite currency, in which a series of Securities is denominated is not available to the Company for making payment thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company, then with respect to each date for the payment of principal of (and premium, if any) and interest on such series of Securities occurring after the last date on which the Foreign Currency was so used, all payments with respect to the Securities of any such series shall be made in U.S. dollars. If payment is to be made in U.S. dollars to the Holders of any such series of Securities pursuant to the provisions of the preceding sentence, then the amount to be paid in U.S. dollars on a payment date by the Company to the Trustee for the series and by such Trustee or any Paying Agent to the Holders of Securities of such series shall be determined by an Exchange Rate Agent and shall be equal to the sum obtained by converting the specified Foreign Currency into U.S. dollars at the applicable Market Exchange Rate set forth in an Exchange Rate Officer's Certificate.

        (e) All decisions and determinations of the Company or an Exchange Rate Agent regarding the Exchange Rate, Market Exchange Rate or conversion of Foreign Currency into U.S. dollars pursuant to Section 1.04(g) or this Subsection shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company (in the case of a determination by an Exchange Rate Agent), the Trustee for the series, any Paying Agent and all Holders of the Securities of such series. If a Foreign Currency (other than a composite currency) in which payment of a series of Securities may be made, pursuant to subsection (a) above, is not available to the Company for making payments thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company, after learning thereof, will give notice thereof to the Trustee promptly (and the

Trustee promptly thereafter will give notice to the Holders of such series of Securities denominated in a Foreign Currency in the manner provided in Section 1.06) specifying the last date on which such Foreign Currency was used for the payment of principal of (and premium, if any), or interest on such series of Securities. In the event any composite currency in which a Security is denominated or payable ceases to be used for the purposes for which it was established or is not available due to circumstances beyond the control of the Company, the Company, after learning thereof, will give notice thereof to the Trustee for such Series promptly (and the Trustee thereafter will give notice to the Holders of such series of securities denominated in a Foreign Currency in the manner provided in Section 1.06). In the event of any subsequent change in any Component of any composite currency in which a series of Securities is denominated or payable, the Company, after learning thereof, will give notice to the Trustee for the series similarly (and such Trustee promptly thereafter will give notice to the Holders in the manner provided in Section 1.06). The Trustee shall be fully justified and protected in reasonably relying and acting upon the information so received by it from the Company and from any Exchange Rate Agent and shall not otherwise have any duty or obligation to determine such information independently. The Company agrees to appoint and maintain an Exchange Rate Agent as is necessary for the performance of the obligations of the Exchange Rate Agent specified herein.

        Section 3.13    CUSIP Numbers.

        The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                  ARTICLE IV.

                           SATISFACTION AND DISCHARGE

        Section 4.01    Satisfaction and Discharge of Indenture.

     This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and rights to receive payments thereon and any right to receive additional amounts, as provided for Section 10.04), and each Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                        (1)       either

                        (A) all Securities theretofore authenticated and
                delivered (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 3.05, (ii) coupons appertaining to Bearer Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 11.07, (iii) Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06, and (4) Securities for whose payment money or, if applicable, such other property constituting Maturity

                Consideration if determinable has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

                        (B) all such Securities not theretofore delivered to the
                appropriate Trustee for cancellation,

        (i)     have become due and payable, or

        (ii) will become due and payable at their Stated Maturity within one year, or

        (iii) are to be called for redemption within one year under arrangements satisfactory to the appropriate Trustee for the giving of notice of redemption by such Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or
                                (iii) above, has deposited or caused to be deposited with such Trustee, as trust funds in trust for the purpose, an amount (said amount to be immediately due and payable to the Holders) sufficient to pay and discharge the entire indebtedness on such Securities and coupons of the relevant series not theretofore delivered to such Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be or, if applicable, such other property constituting Maturity Consideration if determinable; or

                        (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                        (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

        Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07, the obligations of the Company to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive such satisfaction and discharge. The Trustee may give notice to the Holders or Securities Outstanding of the immediate availability of the amount referred to in clause (1) of this Section 4.01.

        In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of the Indenture only if requested to do so with respect to Securities of all series as to which it is Trustee and if the other conditions thereto are met. The effectiveness of any such instrument shall be conditioned upon receipt of such instruments from the Trustee.

        Section 4.02    Application of Trust Money.

        Subject to the provisions of the last paragraph of Section 10.03, all money, property, U.S. Government Obligations and Foreign Government Obligations deposited with the Trustee pursuant to Sections 4.01 and 4.03 in respect of Securities of a series shall be held in trust and applied by it, in accordance with the provisions of such Securities, the coupons, if any, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any), Maturity Consideration and interest for whose payment such money has been deposited with the Trustee; unless otherwise specified herein, such money need not be segregated from other funds except to the extent required by law.

        Section 4.03 Satisfaction, Discharge and Defeasance of Securities of Any Series.

        If this Section 4.03 is specified, as contemplated by Section 3.01, to be applicable to the Securities of any series, the Company shall be deemed to have paid and discharged the entire indebtedness on all the Securities of any such series at the time Outstanding, and, upon Company Request, the Trustee for the series, at the expense of the Company, shall execute proper instruments acknowledging satisfaction, discharge and defeasance of such indebtedness, when

                        (1)     either

                        (A) with respect to all Securities of such series at the
                time Outstanding, the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, (i) in the case of Securities denominated in a Foreign Currency, money in such Foreign Currency or such Foreign Government Obligations (as defined below) of the government or governments issuing such Foreign Currency or a combination thereof, or (ii) in the case of Securities denominated in U.S. dollars, U.S. dollars or U.S. Government Obligations (as defined below) or a combination thereof, in each case, in an amount which, or which through the payment of interest, principal and premium, if any, in respect thereof in accordance with their terms will provide (without any reinvestment of such interest, principal or premium), not later than one Business Day before the due date of any payment in respect of the Securities for such series, money in an amount sufficient (in the case of a deposit including any U.S. Government Obligations or Foreign Government Obligations in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to such Trustee at or prior to the time of such deposit) to pay and discharge each installment of principal of (including any mandatory sinking fund payments), premium, if any, and interest on, the Outstanding Securities of such series on the dates such installments of principal (and premium, if any), and interest are due or the Stated Maturity or date of redemption of such series, if applicable; or

                        (B) the Company has properly fulfilled such other means
                of satisfaction and discharge as is specified, as contemplated by Section 3.01, to be applicable to the Securities of such series;

                        (2) the Company shall have delivered to the Trustee an Officers' Certificate certifying as to whether the Securities of such series are then listed on the New York Stock Exchange;

                        (3) if the Securities of such series are then listed on the New York Stock Exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Company's exercise of its option under this Section would not cause such Securities to be delisted;

                        (4) no Event of Default or event (including such deposit) which, with notice or lapse of time, or both, would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit as evidenced to such Trustee in an Officers' Certificate delivered to such Trustee concurrently with such deposit;

                        (5) the Company shall have paid or caused to be paid all other sums payable with respect to the Securities of such series at the time outstanding;

                        (6) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                        (7) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section 4.03 and will be subject to Federal income tax on the same amount and in the manner and at the same times as would have been the case if such option had not been exercised, and, in the case of the Securities of such series being discharged, accompanied by a ruling to that effect received from, or published by, the Internal Revenue Service;

                        (8) the Company shall have delivered to the Trustee for the series an Officers' Certificate and an Opinion of Counsel, each stating that such satisfaction, discharge and defeasance is authorized or permitted by this Indenture and that all conditions precedent herein provided for relating to the satisfaction, discharge and defeasance of the entire indebtedness on all Securities of any such series at the time Outstanding have been complied with; and

                        (9) the Company has delivered to the Trustee an Opinion of Counsel to the effect that immediately following the deposit described in clause (1) above neither the Company nor the Trust held by the Trustee shall be an

                "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

        "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof.

        "Foreign Government Obligations" means securities denominated in a Foreign Currency that are (i) direct obligations of a foreign government for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of a foreign government the payment of which is unconditionally guaranteed as a full faith and credit obligation by such foreign government, which, in either case, under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof.

        Any deposits with the Trustee for the series referred to in Sections
4.01 and 4.03(l)(A) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance reasonably satisfactory to the Trustee. If any Securities of a series with respect to which a deposit has been made pursuant to Sections 4.01 and 4.03(l)(A) at the time outstanding are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement, the applicable escrow trust agreement shall provide therefor and the Company shall make such arrangements as are satisfactory to the Trustee for the series for the giving of notice of redemption by the Trustee for the series in the name, and at the expense, of the Company. If the Securities of such series are not to become due and payable at their Stated Maturity or upon call for redemption within one year of the date of deposit, then the Company shall give, promptly after the date of such deposit, notice of such deposit to the Holders of Securities of such series.

        Upon the satisfaction of the conditions set forth in this Section 4.03 with respect to all the Securities of any series at the time Outstanding, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company (except as to any surviving rights of conversion or registration of transfer or exchange and rights relating to mutilated, destroyed, lost and stolen Securities pursuant to Section 3.06 of Securities of such series expressly provided for herein or in the form of Security of such series); provided, that the Company shall not be discharged from any payment obligations in respect of Securities of such series which are deemed not to be Outstanding under clause (iii) of the definition thereof if such obligations continue to be valid obligations of the Company under applicable law; and provided, further, that in the event a petition for relief under the Bankruptcy Reform Act of 1978 or a successor statute is filed with respect to the Company within 91 days after the deposit, the entire indebtedness on all Securities of such series shall not be discharged and in such event the Trustee shall return such deposited funds or obligations as it is then holding to the Company on Company Request.

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

        Section 4.04    Repayment to Company.

        After the payment in full of the entire indebtedness of a series of Securities with respect to which a deposit has been made with the Trustee pursuant to Section 4.03, such Trustee and any Paying Agent for such series shall upon Company Request promptly return to the Company any money, U.S. Government Obligations or Foreign Government Obligations held by them that are not required for the payment of the principal of (and premium, if any), and interest on the Securities of such series.

        Section 4.05    Reinstatement.

        If the Trustee is unable to apply any money, U.S. Government Obligations or Foreign Government Obligations in accordance with Section 4.03 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to
Section 4.03 until such time as the Trustee is permitted to apply all such money, U.S. Government Obligations or Foreign Government Obligations in accordance with Section 4.03.

                                   ARTICLE V.

                                    REMEDIES

        Section 5.01    Events of Default.

        "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is either inapplicable to a particular series or it is specifically deleted or modified in the supplemental indenture under which such series of Securities is issued or in the form of Security for such series:

                        (1) default in the payment or delivery of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                        (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                        (3) default in the delivery or payment of Maturity Consideration when due; or

                        (4) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

                        (5) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, for such series by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                        (6) an event of default, as defined in any mortgage, indenture (including this Indenture), trust agreement or other instrument securing, evidencing or providing for any indebtedness of the Company or any Constituent Bank as a result of which indebtedness of the Company or such Constituent Bank in excess of $15 million aggregate principal amount shall be or become due and payable prior to the date on which the same would otherwise become due and payable and such acceleration shall not have been annulled or rescinded within 30 days of notice of such acceleration to the Company or such Constituent Bank;

                        (7) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Constituent Bank in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Constituent Bank or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                        (8) the commencement by the Company or any Constituent Bank of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by any of the foregoing to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding, or the filing by any of the foregoing of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by any of the foregoing to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Constituent Bank or of any substantial part of the property of any, or the making by any of the foregoing of an assignment for the benefit of creditors, or the admission by any of the foregoing in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Constituent Bank in furtherance of any such action; or

                        (9) any other Event of Default provided with respect to Securities of that series.

        Section 5.02    Acceleration of Maturity; Rescission and Annulment.

        If an Event of Default specified in Section 5.01(1), (2), (3), (4), (5),
(6) or (9) with respect to any series of Securities for which there are Securities Outstanding occurs and is continuing, then, and in every such case, the Trustee or the Holders of not less than 25% in aggregate principal amount or, if such Securities are not payable at Maturity for a fixed principal amount, 25% of the aggregate issue price of the Outstanding Securities of that series may declare the principal amount or Maturity Consideration (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be immediately due and payable or deliverable, by a notice in writing to the Company (and to the Trustee if given by Securityholders), and upon any such declaration the same shall become immediately due and payable or deliverable. If an Event of Default specified in
Section 5.01(7) or (8) with respect to any series of Securities for which there are Securities Outstanding occurs, then, and in every such case, the principal amount or Maturity Consideration (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) and all unpaid interest of all of the Securities of that series shall be immediately due and payable or deliverable without any declaration or other act on the part of the Trustee or any Holder of any Security of such series.

        At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money or other property due or deliverable has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount or, if such Securities are not payable at Maturity for a fixed principal amount, the aggregate issue price of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                        (1) the Company has paid, or deposited with or delivered to the Trustee a sum or other property sufficient to pay

                        (A) all overdue installments of interest on all Securities of such series,

                        (B) the principal of (and premium, if any, on) or Maturity Consideration of any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor by the terms of the Securities of such series,

                        (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate or rates prescribed therefor by the terms of the Securities of such series, and

                        (D) all sums paid or advanced by the Trustee hereunder, the Security of any series Registrar, the Co-Security Registrar for such series and any Paying Agent and the reasonable compensation, expenses, disbursements and advances of any one of them and their agents and counsel; and

                        (2) all Events of Defaults with respect to Securities of that series, other than the non-payment of the principal of, or non-delivery of the Maturity Consideration of, Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

        No such rescission shall affect any subsequent default or impair any right consequent thereon.

        Section 5.03 Collection of Indebtedness and Suits for Enforcement by Trustee.

        The Company covenants that if

                        (1) default is made in the payment of any installment of interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or

                        (2) default is made in the payment or delivery of the principal of (or premium, if any, on) or the delivery of the Maturity Consideration of any Security of any series at the Maturity thereof, the Company will, upon demand of the Trustee, pay or deliver to it, for the benefit of the Holder of any such Security, the whole amount or other property then due and payable or deliverable on any such Security for principal (and premium, if any), Maturity Consideration and interest on and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any), Maturity Consideration and on any overdue installments of interest, at the rate or rates prescribed therefor by the terms of any such Security, and, in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under
Section 6.07.

        If the Company fails to pay or deliver such amounts and/or other consideration forthwith upon such demand, such Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums or other property so due and unpaid or not delivered, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys or other property adjudged or decreed to be payable or deliverable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

        If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as such Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

        Section 5.04    Trustee May File Proofs of Claim.

        In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal or Maturity Consideration of the Securities shall then be due and payable or deliverable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal (and premium, if any), or delivery of the Maturity Consideration and interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                        (i) to file and prove a claim for the whole amount of principal (and premium, if any), Maturity Consideration and interest owing and unpaid or undelivered in respect of the Securities of each series and to file such other papers or documents as may be necessary or advisable in order to have the claims of such Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.07) and of the Securityholders allowed in such judicial proceeding, and

                        (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

        and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Securityholder to make such payments or deliveries to the Trustee and, in the event that the Trustee shall consent to the making of such payments or deliveries directly to the Securityholders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.07.

        Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding.

        Section 5.05    Trustee May Enforce Claims Without Possession of
Securities.

        All rights of action and claims under this Indenture or the Securities of any series or coupons, if any, appertaining thereto, may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or coupons appertaining thereto or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.07, be for the ratable benefit of the Holders of the Securities of such series or coupons appertaining thereto in respect of which such judgment has been recovered.

        Section 5.06    Application of Money or Other Property Collected.

        Any money or other property collected by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or other property on account of principal (or premium, if any), Maturity Consideration or interest upon presentation of the Securities of such series or coupons appertaining thereto, if any, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

        FIRST: To the payment of all amounts due such Trustee under Section
6.07.

        SECOND: To the payment of the amounts then due and unpaid upon the Securities of such series and coupons for principal of (and premium, if any), Maturity Consideration and interest, respectively. Subject to Section 3.12(d), the Security Holders of each series of Securities denominated in a Foreign Currency shall be entitled to receive a ratable portion of the amount determined by an Exchange Rate Agent by converting the principal amount Outstanding of such series of Securities in the currency in which such series of Securities is denominated into U.S. dollars at the Exchange Rate (as determined by the Exchange Rate Agent, as of the date of declaration of acceleration of the Maturity of the Securities (or, if there is no such rate on such date for the reasons specified in Section 3.12(d), such rate of the date specified in such section).

        THIRD: The balance if any, to the persons entitled thereto.

        Section 5.07    Limitation on Suits.

        No Holder of any Security of any series or any related coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                        (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                        (2)     the Holders of not less than 25% in
                principal amount or, if such Securities are not payable at Maturity for a fixed principal amount, the aggregate issue price of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                        (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

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

                        (4) such Trustee for 60 days after its receipt of such
                notice, request and offer of indemnity has failed to institute any such proceeding; and

                        (5) no direction inconsistent with such written request
                has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount or, if such Securities are not payable at Maturity for a fixed principal amount, the aggregate issue price of the Outstanding Securities of that series;

        it being understood and intended that no one or more Holders of Securities of such series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of such series or Holders of any other series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of Holders of Securities of such series.

        Section 5.08 Unconditional Right of Securityholders to Receive Principal, Premium, Maturity Consideration and Interest.

        Notwithstanding any other provision in this Indenture, the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment or delivery of the principal of (and premium, if any), Maturity Consideration and (subject to Section 3.07) interest on such Security or payment of such coupon on the respective Stated Maturity or Maturities expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of such payment or delivery, and such rights shall not be impaired without the consent of such Holder.

        Section 5.09    Restoration of Rights and Remedies.

        If the Trustee or any Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

        Section 5.10    Rights and Remedies Cumulative.

        Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

        Section 5.11    Delay or Omission Not Waiver.

        No delay or omission of the Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

        Section 5.12    Control by Holders.

        The Holders of not less than a majority in principal amount, or if such Securities are not payable at Maturity for a fixed principal amount, the aggregate issue price of the Outstanding Securities of any series, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on such Trustee, with respect to the Securities of such series; provided that:

                        (1) such direction shall not be in conflict with any
                rule of law or with this Indenture,

                        (2) the Trustee may take any other action deemed proper
                by such Trustee which is not inconsistent with such direction,

                        (3) such direction is not unduly prejudicial to the
                rights of Holders of such series not taking part in such direction, and

                        (4) subject to the provisions of Section 6.01, the
                Trustee shall have the right to decline to follow any such direction if the Trustee, in good faith, shall by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve personal liability.

        Section 5.13    Waiver of Past Defaults.

        Subject to Section 5.02, the Holders of not less than a majority in principal amount, or if such Securities are not payable at Maturity for a fixed principal amount, the aggregate issue price of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default not theretofor cured,

                        (1) in the payment or delivery of the principal of (or
                premium, if any), Maturity Consideration or interest on any Security of such series, or

                        (2) in respect of a covenant or provision hereof which
                under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

        Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Securities of such series under this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

        Section 5.14    Undertaking for Costs.

        All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in principal amount, or if such Securities are not payable at Maturity for a fixed principal amount, the aggregate issue price of the Outstanding Securities of any series, or to any suit instituted by any Holder of Securities or coupons for the enforcement of the payment of the principal of (or premium, if any), Maturity Consideration or interest on any Security or payment of any coupon on or after the Stated Maturity or Maturities expressed in such Security or coupon (or, in the case of redemption, on or after the Redemption Date).

        Section 5.15    Waiver of Stay or Extension Laws.

        The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the exercise of any power herein granted to the Trustee, but will suffer and permit the exercise of every such power as though no such law had been enacted.

                                   ARTICLE VI.

                                   THE TRUSTEE

        Section 6.01    Certain Duties and Responsibilities.

        (a) Except during the continuance of an Event of Default with respect to any series of Securities,

                        (1) the Trustee undertakes to perform such duties and
                only such duties as are specifically set forth in this Indenture and only with respect to series of Securities as to which it is Trustee, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                        (2) in the absence of bad faith on its part, the Trustee
                may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

        (b) In case an Event of Default has occurred and is continuing as to a series of Securities as to which it is Trustee, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

        (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                        (1) this Subsection shall not be construed to limit the

                effect of Subsection (a) of this Section;

                        (2) the Trustee shall not be liable for any error of
                judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                        (3) the Trustee shall not be liable with respect to any
                action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount or, if such Securities are not payable at Maturity for a fixed principal amount, the aggregate issue price of the Outstanding Securities of any series, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

        (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

        Section 6.02    Notice of Defaults.

        Within 90 days after the occurrence of any default hereunder known to the Trustee with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any), Maturity Consideration or interest on any Security of such series, or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 5.01(5) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" with respect to Securities of any series, means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

        Section 6.03    Certain Rights of Trustee.

        Subject to the provisions of Section 6.01:

        (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

        (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

        (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed), may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

        (d) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

        (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

        (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

        (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent (including Paying Agents) or attorney appointed with due care by it hereunder;

        (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

        (i) the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture; and

        (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

        Section 6.04    Not Responsible for Recitals or Issuance of Securities.

        The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof. The Trustee shall not be responsible for the use or application of any monies received by any Paying Agent other than the Trustee.

        Section 6.05    May Hold Securities.

        The Trustee, any Authenticating Agent, any Paying Agent, the Security Registrar, any Co-Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar, Co-Registrar or such other agent.

        Section 6.06    Money or Other Property Held in Trust.

        Subject to Section 1.16, money or other property held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds or other property except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money or other property received by it hereunder except as otherwise agreed with the Company.

        Section 6.07    Compensation and Reimbursement.

        The Company agrees

                        (1) to pay each of the Trustee, any Co-Trustee, the
                Security Registrar, any Co-Security Registrar and any Paying Agent, as the case may be, from time to time such compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                        (2) except as otherwise expressly provided herein, to
                pay to or to reimburse each of the Trustee, any Co-Trustee, the Security Registrar, any Co-Security Registrar and any Paying Agent, as the case may be, upon their request for all reasonable expenses, disbursements and advances incurred or made by any one of them in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of their agents and counsel), except any such expense, disbursement or advance as may be attributable to their negligence or willful misconduct;

                        (3) to indemnify each of the Trustee, any Co-Trustee,
                the Security Registrar, any Co-Security Registrar and any Paying Agent, as the case may be, for, and to hold each of them harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or willful misconduct on the part of such entity, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim (whether asserted by the Company, a Holder or any other Person) or liability in connection with the exercise or performance of any of their powers or duties hereunder; and

                        (4) as security for the performance of the obligations
                of the Company pursuant to this Section 6.07, the Trustee for the Securities of any series shall have a lien prior to the Securities of all such series upon all property and funds held or collected by the Trustee as such.

        The obligations of the Company under this Section shall survive the resignation or removal of the Trustee and satisfaction and discharge of this Indenture.

        When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(7) or Section 5.01(8), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses or administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

        Section 6.08    Disqualification; Conflicting Interests.

        The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time provided for therein. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded this Indenture with respect to Securities of any particular series of Securities other than that series.

        Nothing herein shall prevent the Trustee from filing with the Securities and Exchange Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

        Section 6.09    Corporate Trustee Required; Eligibility.

        There shall at all times be a Trustee with respect to each series of Securities hereunder which shall at all times be either

                (i) a Corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by federal, state or District of Columbia authority; or

                (ii) a Corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $50,000,000.

        If such Corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as trustee for the Securities of any series issued hereunder. If at any time the Trustee with respect to any series of Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

        Section 6.10    Resignation and Removal; Appointment of Successor.

        (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

        (b) The Trustee may resign with respect to any series of Securities at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee, required by Section 6.11, shall not have been delivered to the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to Securities of such series.

        (c) The Trustee may be removed with respect to any series of Securities at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

        (d)     If at any time:

                        (1) the Trustee shall fail to comply with Section 310(b)
                of the Trust Indenture Act with respect to any series of Securities after written request therefor by the Company or by any Securityholder who has been a bona fide Holder of a Security of any series for at least six months; or

                        (2) the Trustee shall cease to be eligible under Section
                6.09 with respect to any series of Securities and shall fail to resign after written request therefor by the Company or by any Holder of Securities of such series; or

                        (3) the Trustee shall become incapable of acting with
                respect to any series of Securities or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

        then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 5.14, any Securityholder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

        (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee with respect to any series of Securities for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee with respect to such series, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company with respect to such series. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Securityholder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

        (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Registered Securities of such series as their names and addresses appear in the Security Register and, if Securities of such series are issuable as Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each Place of Payment located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

        Section 6.11    Acceptance of Appointment by Successor.

        (a) In case of the appointment hereunder of a successor Trustee with respect to any series of Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee or Trustees an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee or Trustees shall become effective with respect to all or any such series as to which it is resigning as Trustee, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee or Trustees with respect to all or any such series; but, on the request of the Company or the successor Trustee, such retiring Trustee or Trustees shall, upon payment of its charges and all amounts owing under Section 6.07, execute and deliver an instrument transferring to such successor Trustee all the rights, powers, and trusts of the retiring Trustee or Trustees; and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee or Trustees hereunder with respect to all or any such series.

        (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor Trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

        (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

        (d) No successor Trustee with respect to a series of Securities shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible with respect to such series under this Article.

        Section 6.12 Merger, Conversion, Consolidation or Succession to Business of Trustee.

        Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation or national banking association shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

        Section 6.13    Preferential Collection of Claims Against Company.

        The Trustee shall comply with Section 311(a) of the Trust Indenture Act with respect to each series of Securities for which it is Trustee.

        Section 6.14    Appointment of Authenticating Agent.

        At any time when any of the Securities of any series remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to any such series of Securities, which may include any Affiliate of the Company. Such Authenticating Agent or Agents, at the option of the Trustee, shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by a Trustee or a Trustee's certificate of authentication or the delivery of Securities to the Trustee for authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent, and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent and delivery of Securities to the Authenticating Agent on behalf of the Trustee. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation or national banking association organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus as most recently reported or determined by it sufficient under the laws of any jurisdiction under which it is organized and in which it is doing business to conduct a trust business, and which is otherwise authorized under such laws to conduct such business and is subject to supervision or examination by federal or state authority. Notwithstanding the foregoing, an Authenticating Agent located outside the United States may be appointed by the Trustee if previously approved in writing by the Company and if such Authenticating Agent has a combined capital and surplus as most recently reported or determined by it sufficient under the laws of any jurisdiction under which it is organized and in which it is doing business to conduct a trust business. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

        The Trustee shall initially act as Authenticating Agent for each series of Securities issued hereunder.

        Any Corporation or national banking association into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Corporation or national banking association resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Corporation or national banking association succeeding to all or substantially all the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such Corporation or national banking association shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of any Trustee or the Authenticating Agent.

        An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time (and upon request by the Company shall) terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

        The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

        The provisions of Sections 3.08, 6.04, 6.05 and 6.07 shall be applicable to each Authenticating Agent.

        If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series covered by such appointment may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

        This is one of the Securities of the series provided for under the within-mentioned Indenture.

                                                *, as Trustee

                                                By
                                                  ------------------------------
                                                     As Authenticating Agent

                                                By
                                                  ------------------------------
                                                       Authorized Officer

                                  ARTICLE VII.

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

        Section 7.01    Company to Furnish Trustee Names and Addresses of
Holders.

        The Company will furnish or cause to be furnished to the Trustee for each series

        (a) semiannually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, containing the names and addresses of the Holders of Registered Securities as of such Regular Record Date; and

        (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of the date not more than 15 days prior to the time such list is requested to be furnished, except that no such lists need be furnished so long as the Trustee is in possession thereof by reason of its acting as Security Registrar for such series.

        Section 7.02    Preservation of Information; Communications to Holders.

        (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders of Securities received by the Trustee in its capacity as the Security Registrar or Co-Security Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished,

        (b) If three or more Holders of Securities of any series (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series or with the Holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                        (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.02(a); or

                        (ii) inform such applicants as to the approximate number of Holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

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

        If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Security of such series or all Holders of Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders of Securities of such series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders of Securities with reasonable promptness after the entry of such order and the renewal of such tender; otherwise, the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

        (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 7.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under
Section 7.02 (b).

        Section 7.03    Reports by Trustee.

        (a) The term "reporting date", as used in this Section, shall be May 15 of each year, commencing with the later of May 15, 2004 or the first May 15 after the first issuance of Securities of a series for which the Trustee is acting as Trustee pursuant to this Indenture. Within 60 days after the reporting date in each year, the Trustee shall transmit by mail to all Holders of Registered Securities as provided in Section 313(c) of the Trust Indenture Act, as their names and addresses appear in the Security Register, a brief report dated as of such reporting date if required by Section 313(a) of the Trust Indenture Act.

        (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange and of any delisting thereof.

        Section 7.04    Reports by Company.

        The Company shall:

                        (1) file with the Trustee, within 15 days after the
                Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                        (2) file with the Trustee and the Commission, in
                accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                        (3) transmit by mail to all Holders of Securities, as
                their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

        Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                 ARTICLE VIII.

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

        Section 8.01    Company May Consolidate, etc., Only on Certain Terms.

        The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

                        (1) The corporation formed by such consolidation or into
                which the Company is merged or the Person which acquires by conveyance or transfer or which leases the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment or delivery of the principal of (and premium, if any), Maturity Consideration and interest on (including all additional amounts, if any, payable pursuant to Section 10.04) all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                        (2) immediately after giving effect to such transaction,
                no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                        (3) the Company has delivered to the Trustee an
                Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

        provided, that, the provisions of this Section 8.01 may be changed as to any series of Securities if and to the extent provided in an Officer's Certificate delivered pursuant to Section 3.01 establishing the terms of such series of Securities.

        Section 8.02    Successor Corporation Substituted.

        Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 8.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein. In the event of any such conveyance or transfer, the Company as the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and may be dissolved, wound up and liquidated at any time thereafter.

        Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication pursuant to such provisions and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

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        In case of any such consolidation, merger, sale or conveyance, such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.

                                  ARTICLE IX.

                             SUPPLEMENTAL INDENTURES

        Section 9.01    Supplemental Indentures Without Consent of
Securityholders.

        Without notice to or the consent of any Holder of any Security or coupon, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                        (1) to evidence the succession of another corporation to
                the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                        (2) to add to the covenants of the Company for the
                benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company; or

                        (3) to add any additional Events of Default with respect
                to all or any series of the Securities (and, if such Event of Default is applicable to less than all the series of Securities, specifying the series to which such Event of Default is applicable) for the benefit of the Holders of all or any series of the Securities (and if such Events of Default are to be for the benefit of less that all series of Securities stating that such Events of default are expressly being included solely for the benefit of such series); provided, however, that in respect of any such additional Events of Default, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limited the remedies available to the Trust upon such default or may limit the right of the Holders of a majority in aggregate principal amount of that or those series of Securities to which such additional Events of Default apply to waive such default; or

                        (4) to add to or change any of the provisions of this
                Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of (or premium, if any), Maturity Consideration or any interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit the issuance of Securities in uncertificated form,

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                provided any such action shall not adversely affect the
                interests of the Holders of Securities of any series or any related coupons in any material respect; or

                        (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is adversely affected by such change in or elimination of such provision; or

                        (6) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee securing any series of Security; or

                        (7) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01; or

                        (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

                        (9) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

                        (10) to supplement any of the provisions of this
                Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Section 4.01 and 4.03; provided in each case that any such action shall not adversely affect the interests of Holders of Securities of such series and any related coupons or any other series of Securities in any material respect; or

                        (11) to provide for conversion rights of the Holders of
                Securities of any series to enable such Holders to convert such Securities into other securities of the Company.

        Section 9.02    Supplemental Indentures with Consent of Securityholders.

        With the consent of the Holders of not less than a majority in principal amount or, if such Securities are not payable at Maturity for a fixed principal amount, a majority of the aggregate issue price of the Outstanding Securities of all series affected by such supplemental indenture or indentures (acting as one class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in

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any manner the rights of the Holders of Securities of each such series and any related coupons under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holders of each Outstanding Security affected thereby,

                        (1) change the Stated Maturity of the principal of, or
                or the Stated Maturity of any installment of principal of or interest (or premium, if any) or any Maturity Consideration on any Outstanding Security, or reduce the principal amount or Maturity Consideration thereof (or premium, if any, thereon) or the rate of interest thereon or change the obligation of the Company to pay additional amounts pursuant to Section 10.04 (except as contemplated by Section 8.01(1) and permitted by Section 9.01, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02, or change the method of calculating interest thereon or the any Place of Payment where, or the coin or currency unit or other property in which, any Outstanding Security (or premium, if any, thereon) or the interest thereon is payable or deliverable, or impair the right to institute suit for the enforcement of any such payment or delivery on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

                        (2) reduce the percentage in principal amount or issue
                price of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

                        (3) modify any of the provisions of this Section,
                Section 5.13 or Section 10.11, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 10.11 or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.01(8).

                        (4) change any obligations of the Company to maintain an
                office or agency in the places and for the purposes specified in
                Section 10.02; or

        A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the right under this Indenture of the Holders of Securities of any other series.

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        It shall not be necessary for any Act of Securityholders under this
Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

        Section 9.03    Execution of Supplemental Indentures.

        In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, in addition to the documents required by Section 1.02, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by and complies with this Indenture and has been duly authorized, executed and delivered and is enforceable in accordance with its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects such Trustee's own rights, duties or immunities under this Indenture or otherwise.

        Section 9.04    Effect of Supplemental Indentures.

        Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

        Section 9.05    Conformity with Trust Indenture Act.

        Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

        Section 9.06    Reference in Securities to Supplemental Indentures.

        Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by such Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE X.

                                    COVENANTS

        Section 10.01 Payment of Principal, Premium, if any, the Maturity Consideration and Interest.

        The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or deliver the principal of (and premium, if any), Maturity Consideration and interest (if any) on the Securities of such series and any additional amounts described in

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Section 10.04 in accordance with the terms of the Securities of such series, any coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 3.01 with respect to any series of Securities, any interest due on Bearer Securities on or before Maturity shall be payable or deliverable only outside the United States upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature. Any payment by the Company to a Paying Agent hereunder shall be made in the applicable currency or currencies in which the respective payments are required to be made.

        Section 10.02   Maintenance of Office or Agency.

        If Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment or delivery of Maturity Consideration, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If Securities of a series may be issuable as Bearer Securities, the Company will maintain an office or agency where any Securities of that series may be presented or surrendered for payment (A) in the Borough of Manhattan, The City of New York or Wilmington, Delaware, (B) 1100 North Market Street, Wilmington, Delaware 19890-0001. Attn: Corporate Trust Administration, where any Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served, (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of that series pursuant to Section 10.04); provided, however, that if the Securities of that series are listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in London or Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange, and (D) subject to any laws or regulations applicable thereto, in a Place of Payment for such series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of such Trustee, except that the Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to Section 10.04) at the place specified for the purpose as contemplated by Section 3.01, and the Company hereby appoints such Trustee as its agent to receive all such presentations, surrenders,

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

notices and demands. Notwithstanding any other provisions, to the contrary, the Company at its option may make payment of principal (and premium if any), and interest with respect to Registered Securities by check mailed to the address of the Person entitled thereto, as such address appears on the registry books of the Company.

        No payment or delivery of principal, premium, Maturity Consideration or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States.

        The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes specified above in this Section and may from time to time rescind such designations; provided, however, that no such designation, appointment or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee for such series of any such designation or rescission and of any change in the location of any such other office or agency. Unless and until the Company rescinds such appointment, the Company hereby appoints the Trustee, acting through its Corporate Trust Office, as its Paying Agent with respect to all series of Securities.

        Section 10.03 Money or Other Property for Securities Payments and Deliveries to Be Held in Trust.

        If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any), Maturity Consideration or interest on any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum or other property sufficient to pay or deliver the principal (and premium, if any), Maturity Consideration or interest so becoming due until such sums or other property shall be paid or delivered to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act. If the Company chooses to act as its own Paying Agent, the Company shall notify the Trustee 15 Business Days prior to such action.

        Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to the opening of business on each due date of the principal of (and premium, if any), Maturity Consideration or interest on any Securities of such series, deposit with a Paying Agent a sum or other property sufficient to pay or deliver the principal (and premium, if any), Maturity Consideration or interest so becoming due, such sum or other property to be held in trust for the benefit of the Persons entitled to such principal (and premium, if any), Maturity Consideration or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

        The Company will cause each Paying Agent other than the Trustee for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

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

                        (1) hold all sums or other property held by it for the
                payment of or delivery of the principal of (and premium, if any), Maturity Consideration or interest on Securities of such series in trust for the benefit of the Persons entitled thereto until such sums or other property shall be paid or delivered to such Persons or otherwise disposed of as herein provided;

                        (2) give the Trustee notice of any default by the
                Company (or any other obligor upon the Securities of such series) in the making of any payment or delivery of principal (and premium, if any), Maturity Consideration or interest on the Securities of such series; and

                        (3) at any time during the continuance of any such
                default, upon the written request of the Trustee, forthwith pay or deliver to the Trustee all sums or other property so held in trust by such Paying Agent.

        The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay or deliver, or by Company Order direct any Paying Agent to pay or deliver, to the Trustee all sums or other property held in trust by the Company or such Paying Agent, such sums or other property to be held by the Trustee upon the same trusts as those upon which such sums or other property were held by the Company or such Paying Agent; and, upon such payment or delivery by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money or other property.

        Any money or other property deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment or delivery of the principal of (and premium, if any), Maturity Consideration or interest in any Security of any series and remaining unclaimed for two years after such principal (and premium, if any), Maturity Consideration or interest has become due and payable or deliverable shall be paid or delivered to the Company on Company request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment or delivery thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money or other property, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment or delivery, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money or other property remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money or other property then remaining will be repaid or delivered to the Company.

        Section 10.04   Additional Amounts.

        If the Securities of a series provide for the payment of additional amounts, the Company will pay to the Holder of any Security of any series or any coupon appertaining thereto additional amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest on, or in respect to, any Security of any series or payment of any related coupon or the net proceeds received on the sale or exchange

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of any Securities of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

        If the Securities of a series provided for the payment of additional amounts, at least 15 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment or delivery of principal (and premium, if any) or Maturity Consideration is made), and at least 15 days prior to each date of payment or delivery of principal of (and premium, if any) or Maturity Consideration or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment or delivery of principal of (and premium, if any) or Maturity Consideration or interest on the Securities of that series shall be made to Holders of Securities of that series or any related coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments or deliveries to such Holders of Securities or coupons and the Company will pay to the Trustee or such Paying Agent the additional amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

        Section 10.05   Corporate Existence.

        Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, and that of each Subsidiary and the rights (charter and statutory) and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries considered as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders of Securities.

        Section 10.06   Maintenance of Properties.

        The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this

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Section shall prevent the Company from discontinuing the operation and maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Company or of the Subsidiary concerned, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders of Securities.

        Section 10.07   Payment of Taxes and Other Claims.

        The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and the Company shall have set aside on its books adequate reserves with respect thereto (segregated to the extent required by generally accepted accounting principles).

        Section 10.08 Limitation on Sale, Issuance or Other Disposition of Voting Stock of Certain Subsidiaries.

        Except as set forth below, the Company will not sell, assign, pledge, transfer or otherwise dispose of, or permit the issuance of, or permit a Subsidiary to sell, assign, pledge, transfer or dispose of, any shares of Voting Stock of any Subsidiary, or any securities convertible into or options, warrants or rights to subscribe for or purchase shares of Voting Stock of any Subsidiary, which is:

                (a)     A Constituent Bank; or

                (b) A Subsidiary which owns shares of Voting Stock or any securities convertible into or options, warrants or rights to subscribe for or purchase shares of Voting Stock of a Constituent Bank (an "Intermediate Holding Company");

        provided, however, that nothing in this Section shall prohibit any dispositions made by the Company or any Subsidiary (i) acting in a fiduciary capacity for any person other than the Company or any Subsidiary, or (ii) to the Company or any of its wholly owned (except for directors' qualifying shares) Subsidiaries. Notwithstanding the foregoing, sales, assignments, pledges, transfers, issuances or other dispositions of shares of Voting Stock or securities convertible into or options, warrants or rights to subscribe for or purchase shares of Voting Stock of a corporation referred to in Clause (a) or (b) above may be made where:

                        (i) the sales, assignments, pledges, transfers, issuances or other dispositions are made, in the minimum amount required by law, to any Person for the purpose of the qualification of such Person to serve as a director; or

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(ii)   the sales, assignments, pledges, transfers, issuances or other dispositions are made in compliance with an order of a court or regulatory authority of competent jurisdiction; or

(iii)  the sales, assignments, pledges, transfers, issuances or other dispositions are made in connection with a merger or consolidation of a Constituent Bank or an Intermediate Holding Company with or into a Subsidiary, if, after such merger or consolidation with such Subsidiary, the Company owns, directly or indirectly, not less than the percentage of Voting Stock of the surviving entity of such transaction as it owned of such Constituent Bank or Intermediate Holding Company prior to such transaction; or

(iv)   the sales, assignments, pledges, transfers, issuances or other dispositions are for fair market value (as determined by the Board of Directors of the Company, which determination shall be conclusive and evidenced by a Board Resolution and, if applicable, the determinations of the board of directors of the Constituent Bank or the Intermediate Holding Company, as the case may be; or

(v)    a Constituent Bank or an Intermediate Holding Company sells additional shares of Voting Stock to its stockholders at any price, if, after such sale, the Company owns, directly or indirectly, not less than the percentage of Voting Stock of such Constituent Bank or Intermediate Holding Company it owned prior to such sale; or

(vi)   a pledge is made or lien or encumbrance is created to secure any indebtedness, advances or line of credit pursuant to the Term Loan and Security Agreement, dated July 31, 2002, as amended, by and between the Company and U.S. Bank National Association (the "U.S. Bank Loan") or the 364 Day Revolving Credit Agreement, dated December 16, 2002, as amended, among the Company, the Initial Lenders named therein and Wells Fargo Bank, National Association, as agent (the "Wells Fargo Loan Facility") or any extensions, replacements or renewals of the U.S. Bank Loan or the Wells Fargo Loan Facility; or

(vii)  a pledge is made or a lien or encumbrance is created to secure loans or other indebtedness, advances or lines of credit by a Constituent Bank subject to Section 23A of the Federal Reserve Act ("Section 23A Loans"); or

(viii) a pledge is made or a lien or encumbrance is created with respect to
           Voting Stock, or any security convertible into or exercisable into Voting Stock of any Constituent Bank or Intermediate Holding Company that represents, individually or in the aggregate, less than 35% of the Company's consolidated assets to secure any loan, indebtedness, advance or line of credit (collectively referred to as "Other Loans"), other than the U.S. Bank Loan, the Wells Fargo Loan Facility or Section 23A Loans; provided, however, that any pledges, liens or encumbrances made or created with respect to the U.S. Bank Loan, the Wells Fargo Loan Facility or Section 23A Loans will be counted in determining whether any further pledges, liens or encumbrances can be made or created with respect to Other Loans.

           A pledge, lien or encumbrance created pursuant to (vi) or (vii) above shall not be subject to any other limitations set forth in this Indenture.

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

        Section 10.09   Limitation Upon Liens on Certain Capital Stock.

        Except as permitted in Section 10.08, the Company will not at any time, directly or indirectly, create, assume, incur or suffer to be created, assumed or incurred or to exist any mortgage, pledge, encumbrance or lien or charge of any kind upon (1) any of its shares of capital stock of any Constituent Bank (other than directors' qualifying shares), or (2) any of its shares of capital stock of an Intermediate Holding Company; provided, however, that, notwithstanding the foregoing, the Company may incur or suffer to be incurred or to exist upon such capital stock (a) any liens, pledges, charges, mortgages or encumbrances with respect to any capital stock of any Constituent Bank or Intermediate Holding Company to the same extent as permitted for the Voting Stock of such entities as set forth in 10.08 above, (b) liens for taxes, assessments or other governmental charges or levies imposed or required by law which are not overdue for a period of more than 30 days or are payable without penalty or of which the amount, applicability or validity is being contested by the Company in good faith by appropriate proceedings and the Company shall have set aside on its books adequate reserves with respect thereto (segregated to the extent required by generally accepted accounting principles) or (c) the lien of any judgment, if such judgment shall not have remained undischarged, or unstayed on appeal or otherwise, for more than 60 days.

        Section 10.10   Statement as to Compliance.

        The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, commencing with the first calendar year following the issuance of Securities of any series under this Indenture, a brief certificate, which need not comply with Section 1.02, signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, covering the period from the date of issuance of such Securities to the end of the calendar year in which such Securities were issued, in the case of the first such certificate, and covering the preceding calendar year in the case of each subsequent certificate stating, as to each signer thereof, that

                        (1) a review of the activities of the Company during
                such year and of performance under this Indenture has been made under his supervision, and

                        (2) to the best of his knowledge, based on such review,
                (a) the Company has complied with all conditions and covenants on its part contained in this Indenture throughout such year, or, if there has been a default by the Company in the performance, observance or fulfillment of any such condition or covenant, specifying each such default known to him and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

        For the purpose of this Section 10.10, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

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

        Section 10.11   Waiver of Certain Covenants.

        The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 10.05 to 10.09, inclusive, with respect to the Securities of any series if before the time for such compliance the Holders of at least 50% in principal amount, or if such Securities are not payable at Maturity for a fixed principal amount, 50% of the aggregate issue price, of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the trustee in respect of any such term, provision or condition shall remain in full force and effect.

        Section 10.12   Calculation of Original Issue Discount.

        The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

        Section 10.13   Statement by Officers as to Default.

        The Company shall deliver to the Trustee, as soon as possible and in any event within five days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

                                  ARTICLE XI.

                            REDEMPTION OF SECURITIES

        Section 11.01   Applicability of Article.

        Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article.

        Section 11.02   Election to Redeem; Notice to Trustee.

        The election of the Company to redeem any Securities redeemable at the option of the Company shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount or amount of Maturity Consideration of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in

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

this Indenture, the Company shall furnish such Trustee with an Officers' Certificate evidencing compliance with such restriction.

        Section 11.03   Selection by Trustee of Securities to Be Redeemed.

        If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days nor less than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as such Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount or issue price of Securities of such series or a denomination equal to or larger than the minimum authorized denomination for Securities of that series. Unless otherwise provided by the terms of the Securities of any series the denominations of the Securities so selected for partial redemption shall be, in the case of Registered Securities, equal in value to $1,000 or an integral multiple of $1,000 in excess thereof in excess thereof, or, in the case of Bearer Securities, equal to $10,000 or $50,000, and the principal amount of any such Securities which remains outstanding shall not be less than the minimum authorized denomination for Securities of such series.

        The Trustee shall promptly notify the Company, the Security Registrar and the Co-Trustee, if any, in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount or Maturity Consideration thereof to be redeemed.

        For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

        Section 11.04   Notice of Redemption.

        Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

        All notices of redemption shall identify the Securities to be redeemed (including CUSIP numbers) and shall state:

                        (1) the Redemption Date;

                        (2) the Redemption Price;

                        (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, respective the principal amounts) of the particular Securities to be redeemed;

                        (4) that on the Redemption Date, the Redemption Price
                will become due and payable upon each such Security to be redeemed and, that interest, if any, thereon will cease to accrue on and after said date;

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

                        (5) the place or places where such Securities, together
                in the case of Bearer Securities with all remaining coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price; and

                        (6) that the redemption is for a sinking fund, if such
                is the case.

        Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by such Trustee in the name and at the expense of the Company. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

        Section 11.05   Deposit of Redemption Price.

        Prior to 10:00 A.M., New York City time, on any Redemption Date, the Company shall deposit or cause to be deposited with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

        Section 11.06   Securities Payable on Redemption Date.

        Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Securities for redemption in accordance with said notice, such Securities shall be paid by the Company at the Redemption Price; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of coupons for such interest. Installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the close of business on the relevant Regular Record Dates according to their terms and the provisions of
Section 3.07.

        If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may required to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted from the Company; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of those coupons.

        If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by such Security, or as otherwise provided in such Security.

        Section 11.07   Securities Redeemed in Part.

        Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company in a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and such Trustee shall authenticate and deliver to the Holder of such Security without service charge to the Holder, a new Security or Securities of the same Series and Stated Maturity, of any authorized denominations as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                  ARTICLE XII.

                                  SINKING FUNDS

        Section 12.01   Applicability of Article.

        The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

        The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

        Section 12.02   Satisfaction of Sinking Fund Payments with Securities.

        The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) together in the case of any Bearer Securities of such series, with all unmatured coupons appertaining thereto and
(2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such Series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

        Section 12.03   Redemption of Securities for Sinking Fund.

        Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying (i) the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, (ii) the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.02 (such Security to be credited, or proof of ownership thereof by the Company satisfactory to the Trustee, to be delivered together with the Officers' Certificate), and (iii) that none of such Securities has theretofore been so credited and stating the basis for such credit, and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section
11.06 and 11.07 and subject to the limitations set forth in Section 11.08.

                                  ARTICLE XIII.

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

        Section 13.01   Exemption from Individual Liability.

        No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security or coupon, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or coupons or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or coupons or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Securities.

                                  ARTICLE XIV.

                                  MISCELLANEOUS

        Section 14.01   Counterparts.

        This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but all such counterparts shall together constitute but one and the same instrument.

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

        IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                            GREATER BAY BANCORP

                                                By /s/ Shawn E. Saunders
                                                  ------------------------------
                                                   Title: Senior Vice President,
                                                   Finance and Accounting

                                            WILMINGTON TRUST COMPANY,
                                                    as Trustee

                                                By /s/ Denise M. Geran
                                                  ------------------------------
                                                   Title: Vice President

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

                                     ANNEX A

                        ADDITIONAL PROVISIONS RELATING TO
                         TRANSFERS IN CERTAIN SITUATIONS

        The following provisions shall only be applicable if the terms of the Securities of the series provide for their inclusion as permitted under Section
3.01 of the Indenture:

        In Section 1.01, the following definitions shall be added:

                "Certificated Note" means a certificated Security in definitive, fully registered form.

                "144A Legend" means the legend set forth on the face of the Notes initially sold to qualified institutional buyers (as defined in Rule 144A under the Securities Act).

                "Regulation S Legend" means the legend set forth on the face of the Notes initially sold to outside the United States in accordance with Regulation S under the Securities Act.

                "Restricted Period" means the 40 calendar days after the later of the commencement of the offering of the Securities represented by the Regulation S Global Note and the issue date of such Securities.

                "Unrestricted Certificated Note" means any Certificated Note other than a Restricted Certificated Note.

        SECTION 3.14.   Specific Global and Certificated Note Forms.

        (a) Securities offered and sold to qualified institutional buyers ("QIB"), as such term is defined in Rule 144A promulgated under the Securities Act of 1933, as amended (the "Securities Act") in reliance on Rule 144A promulgated under the Securities Act ("Rule 144A Notes") shall be represented by one or more Securities in registered, global form without interest coupons (collectively, the "Restricted Global Note"), with such applicable legends as are provided for herein. Securities offered and sold in offshore transactions in reliance on Regulation S promulgated under the Securities Act ("Regulation S Notes") initially shall be represented by one or more Securities in registered, global form without interest coupons (collectively, the "Regulation S Global Note," and, together with the Restricted Global Note and any other global notes representing Securities, the "Global Notes"), with such applicable legends as are provided for herein. After such time as the Restricted Period shall be terminated, each such Global Note shall be referred to herein as an "Unrestricted Global Note." The Global Notes initially shall (i) be registered in the name of the Depositary Trust Company or another person designated as depositary by the Company, which person must be a clearing agency registered under the Securities Exchange Act of 1934, as amended (the "Depository") or the nominee of such Depository, in each case for credit to an account of an Agent Member (or, in the case of the Regulation S Global Notes, of Euroclear System ("Euroclear") and Clearstream Banking Luxembourg ("Clearstream")), (ii) be delivered to the Trustee as custodian for such Depository.

                                    Annex A-1

        Members of, or direct or indirect participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Notes, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note.

        Except as otherwise provided herein or pursuant to Section 3.01, Securities offered and sold as part of their initial distribution to "institutional accredited investors" (as defined in Rule 501(a)(1), (2), (3) or
(7) under the Securities Act) who are not QIBs shall be issued in the form of Certificated Notes without coupons, registered in the name of the purchaser thereof (the "Restricted Certificated Notes"), with such applicable legends as are provided for herein. Restricted Certificated Notes may not be transferred or exchanged for interests in a Global Note except as provided in Section 3.15.

        Except for Securities authenticated and delivered in connection with their initial distribution by the Initial Purchasers and unless otherwise agreed by the Company, no Restricted Certificated Note shall be authenticated and delivered hereunder unless and until each subsequent purchaser of a beneficial interest in such Restricted Certificated Note and any subsequent purchaser who receives a beneficial interest from such subsequent purchaser shall have executed and delivered to the Company for the offering of such Notes a letter substantially in the form set forth in Exhibit K and the Company certifies to the Trustee in writing to that effect.

        Each Global Note shall also bear a legend substantially to the following effect:

                         "Unless this Note is presented by an authorized
                representative of The Depository Trust Company, a New York Corporation ("DTC") to the Company or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment hereon is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC, any transfer, pledge or other use hereof for value or otherwise by a person is wrongful since the registered owner hereof, Cede & Co., has an interest herein."

        (b) Transfers of Global Notes shall be limited to transfer in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in the Global Notes may be transferred or exchanged for definitive securities in accordance with the rules and procedures of the Depository and the provisions of Section 3.05. In all cases, definitive Securities delivered in exchange for any Global Note or beneficial interests therein shall be registered in the names, and issued in any approved denominations, requested by or on behalf of the Depository (in accordance with its customary procedures).

                                    Annex A-2

        (c) In connection with any transfer or exchange of a portion of the beneficial interest in any Global Note to beneficial owners of definitive Securities pursuant to paragraph (b), the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Global Note in an amount equal to the principal amount of the beneficial interest in the Global Note to be transferred or exchanged, and the Company shall execute, and the Trustee shall upon receipt of a written order from the Company authenticate and make available for delivery, one or more definitive Securities of like tenor and amount.

        (d) In connection with the transfer of Global Notes as an entirety to beneficial owners pursuant to paragraph (b), the Global Notes shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in writing in exchange for its beneficial interest in the Global Notes, an equal aggregate principal amount of definitive Securities of authorized denominations.

        (e) The holder of any Global Note may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

        SECTION 3.15.   Special Transfer Provisions.

        (a) Transfers and Exchanges of Restricted Certificated Notes and Interests in a Rule 144A Global Note. With respect to the registration of any proposed transfer or exchange of a Restricted Certificated Note or an interest in a Rule 144A Global Note, if the Security to be transferred or exchanged consists of:

        (i) a Restricted Certificated Note, the Registrar shall register the transfer or exchange to:

                (A) a Rule 144A Global Note if such transfer or exchange is being made by a proposed transferor or exchanger who has delivered to the Company and the Registrar (x) a certificate from the transferor or exchanger substantially in the form of Exhibit E or (y) a certificate from the transferee or exchangee advising the Company and the Registrar that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A and that it is aware that the transferor or exchanger is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

                (B) a Regulation S Global Note if such transfer or exchange is being made by a proposed transferor or exchanger who has delivered to the Company and the Registrar (x) a certificate from the transferor or exchanger substantially in the form of Exhibit F or (y) a certificate from the transferee or exchangee advising the Company and the Registrar that it transferred, exchanged or acquired (as applicable) the Restricted Certificated Notes in a transaction complying with Rule 903 or Rule 904 of Regulation S (as applicable)

                                    Annex A-3
under the Securities Act and that, if this transfer or exchange occurs prior to the expiration of the Restricted Period, the interest transferred or exchanged will be held immediately thereafter through Euroclear or Clearstream; or

                (C) an Unrestricted Global Note if such transfer or exchange is being made by a proposed transferor or exchanger who has delivered to the Company and the Registrar (x) a certificate from the transferor or exchanger substantially in the form of Exhibit G or (y) a certificate from the transferee or exchangee advising the Company and the Registrar that it transferred, exchanged or acquired (as applicable) the Restricted Certificated Notes in a transaction complying with Rule 903 or Rule 904 of Regulation S (as applicable) under the Securities Act and that, if this transfer or exchange occurs prior to the expiration of the Restricted Period, the interest transferred or exchanged will be held immediately thereafter through Euroclear or Clearstream or (z) a certificate from the transferee or exchangee advising the Company and the Registrar that it transferred, exchanged or acquired (as applicable) the Restricted Certificated Notes in a transaction complying with Rule 144 under the Securities Act.

        Upon the transfer or exchange of Restricted Certificated Notes (initially issued to an institutional accredited investor) to a QIB or in accordance with Regulation S, these Restricted Certificated Notes may, unless the Rule 144A Global Note or the Regulation S Note, as the case may be, has previously been exchanged in whole for Restricted Certificated Notes, be exchanged for an interest in the Rule 144A Global Note or the Regulation S Note, as the case may be. Upon the transfer or exchange of a Restricted Certificated Note (initially issued to an institutional accredited investor) to an institutional accredited investor, that Security will remain a Restricted Certificated Note and will require the transferee or exchangee to deliver a certificate to the Trustee substantially in the form provided in Exhibit K; or

        (ii)    an interest in a Rule 144A Global Note:

                (A) to be transferred or exchanged to a transferee or exchangee who takes delivery in the form of an interest in a Regulation S Global Note, the Registrar shall register the transfer or exchange if such transfer or exchange is being made by a proposed transferor or exchanger who has delivered to the Registrar a certificate substantially in the form of Exhibit H;

                (B) to be transferred or exchanged to a transferee or exchangee who takes delivery in the form of an interest in a Rule 144A Global Note, the transfer or exchange of such interest may be effected only through the book entry system maintained by the depositary; or

                (C) to be transferred or exchanged to a transferee or exchangee who takes delivery in the form of an interest in an Unrestricted Global Note, the Registrar shall register the transfer or exchange if such transfer or exchange is being made by a proposed transferor or exchanger who has delivered to the Registrar a certificate substantially in the form of Exhibit I.

                                   Annex A-4

        (b) Transfers and Exchanges of Interests in a Regulation S Global Note. With respect to registration of any proposed transfer or exchange of an interest in a Regulation S Global Note to a person who takes delivery in the form of an interest in a Rule 144A Global Note, the Registrar shall register the transfer or exchange of any Security if the proposed transferor or exchanger has delivered to the Company and the Registrar a certificate from the transferor or exchanger substantially in the form of Exhibit J or a certificate from the transferee or exchangee advising the Company and the Registrar that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and that the Securities delivered to it shall bear the Rule 144A Legend and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A and that it is aware that the transferor or exchanger is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A. The Company shall use its best efforts to cause the depositary to ensure that beneficial interests in a Regulation S Global Note may be held only in or through accounts maintained at the depositary by or on behalf of Euroclear or Clearstream, and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such account, except as provided in this Section 3.15(b); provided that after the expiration of the Restricted Period (but not earlier), investors may also hold these interests through organizations other than Euroclear and Clearstream that are participants in the Depository Trust Company system.

        (c) Transfers and Exchanges of Unrestricted Certificated Notes or Interests in the Unrestricted Global Note. With respect to any transfer or exchange of Unrestricted Certificated Notes or interests in the Unrestricted Global Note, the Registrar shall register the transfer or exchange of any such Security without requiring any additional certification.

        (d) Legends. Upon the transfer, exchange or replacement of Securities that do not bear the Rule 144A Legend or the Regulation S Legend, the Registrar shall deliver Securities that do not bear either the Rule 144A Legend or the Regulation S Legend. Upon the transfer, exchange or replacement of Securities bearing the Rule 144A Legend or the Regulation S Legend, the Registrar shall deliver only Securities that bear the Rule 144A Legend or the Regulation S Legend, as the case may be, unless (i) the circumstances contemplated by subparagraphs (a)(i)(C) or (a)(ii)(C) of this Section 3.15 exist or (ii) in the case of an exchange of an interest in a Regulation S Global Note for an interest in an Unrestricted Certificated Note or Unrestricted Global Note in the manner contemplated in 3.14(a) after the expiration of the Restricted Period or (iii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer or exchange are required in order to maintain compliance with the provisions of the Securities Act.

        (e) General. By its acceptance of any Security bearing the Rule 144A Legend or the Regulation S Legend, each holder of such a Security acknowledges the restrictions on transfer or exchange of such Security set forth in this Indenture and in such restrictive legend and agrees that it will transfer or exchange such Security only as provided in this Indenture and such restrictive legend. The Registrar shall not register a transfer or exchange of any Security unless such transfer or exchange complies with the restrictions on transfer or exchange of such Security

                                   Annex A-5
set forth in this Indenture. In connection with any transfer or exchange of Securities, each holder agrees by its acceptance of the Notes to furnish the Registrar or the Company with such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer or exchange is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

        The Registrar shall retain for a period of two years copies of all letters, notices and other written communications received pursuant to this Section and the previous Section. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable notice to the Registrar.

                                   Annex A-6

                                    EXHIBIT A

                       FORM OF CERTIFICATE TO BE GIVEN BY
               PERSON ENTITLED TO RECEIVE BEARER NOTE CERTIFICATE

     [Insert title or sufficient description of Securities to be delivered]

        This is to certify that the above-captioned Securities are not being acquired by or on behalf of a United States person, or, if a beneficial interest in the Securities is being acquired by or on behalf of a United States person, that such United States person is a financial institution within the meaning of
Section 1.165-12(c)(1)(iv) of the United States Treasury regulations which agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, and the regulations thereunder. If the undersigned is a dealer, the undersigned agrees to obtain a similar certificate from each person entitled to delivery of any of the above-captioned Securities in bearer form purchased from it; provided, however, that, if the undersigned has actual knowledge that the information contained in such a certificate is false, the undersigned will not deliver a Security in temporary or definitive bearer form to the person who signed such certificate notwithstanding the delivery of such certificate to the undersigned.

        As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

        We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Securities in bearer form as to all of such Securities.

        We understand that this certificate is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:  ______________________, 20__


                                      [Name of Person Entitled to Receive Bearer
                                         Security]

                                      ------------------------------------
                                      (Authorized Signatory)

                                    EXHIBIT B

                FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR AND
                 CLEARSTREAM IN CONNECTION WITH THE EXCHANGE OF
                A PORTION OF A TEMPORARY GLOBAL NOTE CERTIFICATE

     [Insert title or sufficient description of Securities to be delivered]

        This is to certify with respect to $_____________ principal amount of the above-captioned Securities (i) that we have received from each of the persons appearing in our records as persons entitled to a portion of such principal amount (our "Qualified Account Holders") a certificate with respect to such portion substantially in the form attached hereto, and (ii) that we are not submitting herewith for exchange any portion of the temporary global Security representing the above-captioned Securities excepted in such certificates.

        We further certify that as of the date hereof we have not received any notification from any of our Qualified Account Holders to the effect that the statements made by such Qualified Account Holders with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

Dated:  ______________________, 20__
[To be dated no earlier than the Exchange Date]


                                      [Euroclear  Bank,  S.A./N.V.,  as Operator
                                         of the Euroclear  System] [Clearstream
                                           Banking, S.A.]

                                      By:
                                         -----------------------------------

                                    EXHIBIT C

                FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR AND
            CLEARSTREAM TO OBTAIN INTEREST PRIOR TO AN EXCHANGE DATE
                                   CERTIFICATE

             [Insert title or sufficient description of Securities]

        This is to certify that, as of the Interest Payment Date on [Insert Date], the undersigned, which is a holder of an interest in the temporary global Security representing the above Securities, is not a United States person.

        As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

        We confirm that the interest payable on such Interest Payment Date will be paid to each of the persons appearing in our records as being entitled to interest to be paid on the above date from whom we have received a written certification dated not earlier than 15 days prior to such Interest Payment date to the effect that the beneficial owner of such portion with respect to which interest is to be paid on such date either is not a United States person or is a United States person which is a financial institution which has provided an Internal Revenue Service Form W-9 or is an exempt recipient as defined in United States Treasury Regulations ss. 1.6049-4(c)(1)(ii). We undertake to retain certificates received from our member organizations in connection herewith for four years from the end of the calendar year in which such certificates are received.

                                    EXHIBIT D

             FORM OF CERTIFICATE TO BE GIVEN BY BENEFICIAL OWNERS TO
              OBTAIN INTEREST PRIOR TO AN EXCHANGE DATE CERTIFICATE

             [Insert title or sufficient description of Securities]

        This is to certify that as of the date hereof, no portion of the temporary global Security representing the above-captioned Securities and held by you for our account is beneficially owned by a United States person or, if any portion thereof held by you for our account is beneficially owned by a United States person, such United States person is a financial institution within the meaning of Section 1.165-12(c)(1)(iv) of the United States Treasury regulations which agrees to comply with Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986 and the regulations thereunder, and certifies that either it has provided an Internal Revenue Service Form W-9 or is an exempt recipient as defined in Section 1.6049-4(c)(1)(ii) of the United States Treasury regulations.

        As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

        We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on the Interest Payment Date on [Insert Date] as to any such portion of such temporary global Security.

        We understand that this certificate is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:  ______________________, 20__
[To be dated no earlier than 15 days prior to the Exchange Date]

                                      [Name of Person Entitled to Receive Bearer
                                         Security]

                                      ------------------------------------
                                         (Authorized Signatory)

                                      Name:
                                      Title:

        The foregoing reflects any advice received subsequent to the date of any certificate stating that the statements contained in such certificate are no longer correct.

Dated:  ______________________, 20__
[To be dated on or after the relevant Interest Payment Date]

                                      [Euroclear  Bank,  S.A./N.V.,  as Operator
                                         of the Euroclear  System] [Clearstream
                                           Banking S.A.]

                                      By:
                                         ---------------------------------

        We understand that this certificate is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:

Dated:  ______________________, 20__
[To be dated on or after the 15th day before the relevant Interest Payment Date]

                                      [Name of Account Holder]

                                      By:
                                         ---------------------------------
                                             (Authorized Signatory)

                                      Name:
                                      Title:

                                    EXHIBIT E

                      FORM OF TRANSFER/EXCHANGE CERTIFICATE
               FOR TRANSFER/EXCHANGE FROM RESTRICTED CERTIFICATED
                          NOTE TO RULE 144A GLOBAL NOTE
  (Transfers and exchanges pursuant to Section 3.15(a)(i)(A) of the Indenture)

[Name                                  of                               Trustee]
[address]

           Re: ___% Notes due 20____ of [Name of Issuer] (the "Notes")

        Reference is hereby made to the Indenture, dated as of _____ __, 20__ (the "Indenture"), among [Name of Issuer] (the "Company") and [Name of Trustee], as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

        This letter relates to US$_______________ principal amount of Notes presented or surrendered on the date hereof (the "Surrendered Notes") which are registered in the name of [insert name of transferor/exchanger] (the "Transferor"). The Transferor has requested a transfer or exchange of such Surrendered Notes to a person that will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Rule 144A Global Notes (CUSIP [ISIN] No. ________).

        In connection with such request and in respect of such Surrendered Notes, the Transferor does hereby certify that such transfer or exchange is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor does hereby further certify that the Surrendered Notes are being transferred to a person that the Transferor reasonably believes is purchasing the Surrendered Notes for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A, and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

        This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers, if any, of the Notes being transferred.

[Insert Name of Transferor]

By:
   -----------------------------------------
     Name:
     Title:


Dated:
      --------------------------------------

cc:   [Name of Issuer]

                                    EXHIBIT F

                      FORM OF TRANSFER/EXCHANGE CERTIFICATE
               FOR TRANSFER/EXCHANGE FROM RESTRICTED CERTIFICATED
                        NOTE TO REGULATION S GLOBAL NOTE
  (Transfers and exchanges pursuant to Section 3.15(a)(i)(B) of the Indenture)

[Name                                  of                               Trustee]
[address]

           Re: ___% Notes due 20____ of [Name of Issuer] (the "Notes")

        Reference is hereby made to the Indenture, dated as of _____ __, 20__ (the "Indenture"), among [Name of Issuer] (the "Company") and [Name of Trustee], as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

        This letter relates to US$_______________ principal amount of Notes presented or surrendered on the date hereof (the "Surrendered Notes") which are registered in the name of [insert name of transferor/exchanger] (the "Transferor"). The Transferor has requested a transfer or exchange of such Surrendered Notes to a person that will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Regulation S Global Notes (CUSIP [ISIN] No. ________), which amount, immediately after such transfer, is to be held with the Depositary through Euroclear or Clearstream or both (Common Code: ).

        In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer or exchange has been effected pursuant to and in accordance with Rule 903 or Rule 904 (as applicable) under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that:

        (1)     the offer of the Notes was not made to a person in the United
                States;

        (2)     either:

                (A) at the time the buy order was originated, the transferee or exchangee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee or exchangee was outside the United States, or

                (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

        (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;
                                       F-1

        (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

        (5) upon completion of the transaction, the Notes being transferred as described above are to be held with the Depositary through Euroclear or Clearstream or both (Common Code).

        This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters or initial purchasers, if any, of the initial offering of such Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

[Insert Name of Transferor]

By:
   -----------------------------------------
    Name:
    Title:

Dated:
      --------------------------------------

cc:   [Name of Issuer]

                                    EXHIBIT G

                      FORM OF TRANSFER/EXCHANGE CERTIFICATE
               FOR TRANSFER/EXCHANGE FROM RESTRICTED CERTIFICATED
                        NOTE TO UNRESTRICTED GLOBAL NOTE
  (Transfers and exchanges pursuant to Section 3.15(a)(i)(C) of the Indenture)

[Name                                  of                               Trustee]
[address]

           Re: ___% Notes due 20____ of [Name of Issuer] (the "Notes")

        Reference is hereby made to the Indenture, dated as of _____ __, 20__ (the "Indenture"), among [Name of Issuer] (the "Company") and [Name of Trustee], as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

        This letter relates to US$________ principal amount of Notes presented or surrendered on the date hereof (the "Surrendered Notes") which are registered in the name of [insert name of transferor/exchanger] (the "Transferor"). The Transferor has requested a transfer or exchange of such Surrendered Notes to a person that will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Unrestricted Global Notes (CUSIP [ISIN] No. ________).

        In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer or exchange has been effected pursuant to and in accordance with either (i) Rule 903 or Rule 904 (as applicable) under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) Rule 144 under the Securities Act, and accordingly the Transferor does hereby further certify that:

        (1) if the transfer or exchange has been effected pursuant to Rule 903 or Rule 904:

                (A) the offer of the Notes was not made to a person in the United States;

                (B)     either:

                        (i) at the time the buy order was originated, the transferee or exchangee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee or exchangee was outside the United States, or

                        (ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

                (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

                (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; or

        (2) if the transfer or exchange has been effected pursuant to Rule 144, the Notes have been transferred in a transaction permitted by Rule 144.

        This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers, if any, of the Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

[Insert Name of Transferor]
By:
   -----------------------------------------

     Name:
     Title:

Dated:
      --------------------------------------

cc:    [Name of Issuer]

                                    EXHIBIT H

                      FORM OF TRANSFER/EXCHANGE CERTIFICATE
                   FOR TRANSFER/EXCHANGE FROM RULE 144A GLOBAL
                           NOTE TO REGULATION S GLOBAL
  (Transfers and exchanges pursuant to Section 3.15(a)(ii)(A) of the Indenture)

[Name                                  of                               Trustee]
[address]

           Re: ___% Notes due 20____of [Name of Issuer] (the "Notes")

        Reference is hereby made to the Indenture, dated as of _____ __, 20__ (the "Indenture"), among [Name of Issuer] (the "Company"), and [Name of Trustee], as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

        This letter relates to US$___________ principal amount of Notes which are evidenced by one or more Rule 144A Global Notes (CUSIP [ISIN] No. ________) and held with the Depositary in the name of [insert name of transferor/exchanger] (the "Transferor"). The Transferor has requested a transfer or exchange of such beneficial interest in the Notes to a person who will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Regulation S Global Notes (CUSIP [ISIN] No. ________) which amount, immediately after such transfer, is to be held with the Depositary
through Euroclear or Clearstream or both (Common Code): [     ].

        In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer or exchange has been effected pursuant to and in accordance with Rule 903 or Rule 904 (as applicable) under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that:

        (1)     the offer of the Notes was not made to a person in the United
        States;

        (2)     either:

                (A) at the time the buy order was originated, the transferee or exchangee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee or exchangee was outside the United States, or

                (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

        (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

        (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

        (5) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depositary through Euroclear or Clearstream or both.

        This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters or initial purchasers, if any, of the initial offering of such Notes being transferred or exchanged. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

[Insert Name of Transferor]

By:
   -----------------------------------------
     Name:
     Title:

Dated:
      --------------------------------------

cc:     [Name of Issuer]

                                    EXHIBIT I

                      FORM OF TRANSFER/EXCHANGE CERTIFICATE
                   FOR TRANSFER/EXCHANGE FROM RULE 144A GLOBAL
                        NOTE TO UNRESTRICTED GLOBAL NOTE
  (Transfers and exchanges pursuant to Section 3.15(a)(ii)(C) of the Indenture)

[Name                                  of                               Trustee]
[address]

           Re: ___% Notes due 20____ of [Name of Issuer] (the "Notes")

        Reference is hereby made to the Indenture, dated as of _____ __, 20__ (the "Indenture"), among [Name of Issuer] (the "Company") and [Name of Trustee], as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

        This letter relates to US$ ___________ principal amount of Notes which are evidenced by one or more Rule 144A Global Notes (CUSIP [ISIN] No. ______) and held with the Depositary in the name of [insert name of transferor/exchanger] (the "Transferor"). The Transferor has requested a transfer or exchange of such beneficial interest in the Notes to a person that will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Unrestricted Global Notes (CUSIP [ISIN] No. ________).

        In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer or exchange has been effected pursuant to and in accordance with either (i) Rule 903 or Rule 904 (as applicable) under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) Rule 144 under the Securities Act, and accordingly the Transferor does hereby further certify that:

        (1) if the transfer or exchange has been effected pursuant to Rule 903 or Rule 904:

                (A) the offer of the Notes was not made to a person in the United States;

                (B)     either:

                        (i) at the time the buy order was originated, the transferee or exchangee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee or exchangee was outside the United States, or

                        (ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

                (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

                (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; or

        (2) if the transfer or exchange has been effected pursuant to Rule 144, the Notes have been transferred in a transaction permitted by Rule 144.

        This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers, if any, of the Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

[Insert Name of Transferor]

By:
   -----------------------------------------
     Name:
     Title:

Dated:
      --------------------------------------

cc:    [Name of Issuer]

                                    EXHIBIT J

                      FORM OF TRANSFER/EXCHANGE CERTIFICATE
                 FOR TRANSFER/EXCHANGE FROM REGULATION S GLOBAL
                          NOTE TO RULE 144A GLOBAL NOTE
     (Transfers and exchanges pursuant to Section 3.15(b) of the Indenture)
                            [Transferor Certificate]

[Name                                  of                               Trustee]
[address]

           Re: ___% Notes due 20____ of [Name of Issuer] (the "Notes")

        Reference is hereby made to the Indenture, dated as of _____ __, 20__ (the "Indenture"), among [Name of Issuer] (the "Company") and [Name of Trustee], as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

        This letter relates to US$____________ principal amount of Notes which are evidenced by one or more Regulation S Global Notes (CUSIP [ISIN] No. ________) and held with the Depository though [Euroclear] [Clearstream] (Common
Code: ) in the name of [insert name of transferor/exchanger] (the "Transferor"). The Transferor has requested a transfer or exchange of such beneficial interest in Notes to a person that will take delivery thereof (the "Transferee") in the form of an equal principal amount of Notes evidenced by one or more Rule 144A Global Notes (CUSIP [ISIN] No. ________).

        In connection with such request and in respect of such Notes, the Transferor does hereby certify that such Transferor did not purchase such Notes as part of their initial distribution and the transfer or exchange is being effected pursuant to and in accordance with an exemption from the Securities Act of 1933, as amended (the "Securities Act"), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

        This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers, if any, of the Notes being transferred.

[Insert Name of Transferor]

By:
   -----------------------------------------
     Name:
     Title:

Dated:
      --------------------------------------

cc:     [Name of Issuer]

                            [Transferee Certificate]
[Name                                  of                               Trustee]
[address]

           Re: ___% Notes due 20___ of [Name of Issuer] (the "Notes")

        Reference is hereby made to the Indenture, dated as of _____ __, 20__ (the "Indenture"), among [Name of Issuer] (the "Company") and [Name of Trustee], as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

        This letter relates to US$____________ principal amount of Notes which are evidenced by one or more Regulation S Global Notes (CUSIP [ISIN] No. ________) and held with the Depository through [Euroclear] [Clearstream] (Common
Code:          ) in the name of [insert name of transferor/exchanger] (the
"Transferor"). The Transferor has requested a transfer or exchange of such beneficial interest in Notes [insert name of transferee/exchangee] (the "Transferee") in the form of an equal principal amount of Notes evidenced by one or more Rule 144A Global Notes (CUSIP [ISIN] No. ________).

        In connection with such request and in respect of such Notes, the Transferee does hereby certify that it is purchasing the Notes for its own account, or for one or more accounts with respect to which the Transferee exercises sole investment discretion, and the Transferee and each such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act (a "QIB").

        The Transferee hereby agrees that any future resale, pledge, transfer or exchange of such Notes may be made only (i) to the Company, (ii) to a person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, (iii) in an offshore transaction complying with Rule 903 or Rule 904 (as applicable) of Regulation S under the Securities Act, (iv) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if available), (v) pursuant to any other available exemption from the registration requirements under the Securities Act (provided that as a condition to the registration of transfer or exchange of any such Notes pursuant to this clause (v) the Company or the Trustee may require delivery of any documents or other evidence (including but not limited to an opinion of counsel) that it, in its sole discretion, may deem necessary or appropriate to evidence compliance with such exemption), or (vi) pursuant to an effective registration statement under the Securities Act, and in each of such cases in accordance with any applicable securities laws of any state of the United States. The Transferee will notify any purchaser of Notes from it of the resale restrictions referred to above, if then applicable.

        This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers, if any, of the Notes being transferred.

[Insert Name of Transferor]

By:
   -----------------------------------------
     Name:
     Title:

Dated:
      --------------------------------------

cc:     [Name of Issuer]

                                    EXHIBIT K

      FORM OF LETTER TO BE DELIVERED BY INSTITUTIONAL ACCREDITED INVESTORS

Greater Bay Bancorp
2860 West Bayshore Road
Palo Alto, California 94303

[placement agent]

Dear Ladies and Gentlemen:

         We are delivering this letter in connection with an offering of *% Senior Notes, Series A, due 2006 (the "notes") of Greater Bay Bancorp ("Greater
Bay), all as described in the offering circular (the "offering circular") relating to the offering.

        We hereby confirm that:

        (a) we are an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act") (an "institutional accredited investor");

        (b) any purchase of the notes by us will be for our own account or for the account of one or more other institutional accredited investors for which we exercise sole investment discretion;

        (c) in the event that we purchase any of the notes, we will acquire notes having a minimum purchase price of not less than $100,000, in each case for our own account or for any separate account for which we are acting;

        (d) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the notes;

        (e) we are not acquiring the notes with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act; and

        (f) we have received a copy of the offering circular and acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of the placement agent of Greater Bay and receive answers thereto, as we deem necessary in connection with our decision to purchase the notes.

        We understand that the notes are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the notes have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any notes, that if in the future we decide to offer, resell, pledge or otherwise transfer such notes, such notes may be offered, resold, pledged or otherwise transferred only (a) to Greater Bay, (b) to a person whom we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act), (c) to a person whom we reasonably believe is an institutional accredited investor in a transaction in which the institutional accredited investor, prior to the transfer, furnishes to Greater Bay a signed letter substantially in the form of letter or (d) pursuant to any other available exemption from the registration requirements of the Securities Act, in each of cases (a) through (d), in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction. We understand that, prior to any transfer referred to in clause (c) of the preceding sentence, we must furnish to Greater Bay for the notes such certifications, legal opinions and other information as Greater Bay may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

        We acknowledge that you, Greater Bay and others will rely upon our confirmations, acknowledgements and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

        THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES.

                                                  Name of Purchaser

Date:___________________                          By:
                                                     ---------------------------
                                                  Name:
                                                  Title:
                                                  Address:

                                       K-2